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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12
TELEWEST GLOBAL, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Telewest Global, Inc.
1105 North Market Street, Suite 1300
Wilmington
Delaware 19801

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 9, 2005

To The Holders of Common Stock:

        The annual meeting of stockholders of Telewest Global, Inc. will be held at 10:00 a.m., local time, on May, 9, 2005, at the offices of Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, New York 10004-1980 for the following purposes:

  1.
  To elect two Class I Directors to hold office until the annual meeting of stockholders that is to be held in 2008 and until their respective successors are duly elected and qualify;

  2.
  To ratify the appointment by the Audit Committee of KPMG Audit Plc as independent auditors for the year ending December 31, 2005;

  3.
  To approve the Telewest Global, Inc. Long-Term Incentive Plan; and

  4.
  To transact any other business that may properly be brought before the meeting or any adjournments or postponements of that meeting.

        Holders of our common stock as of the close of business on April 1, 2005 will be entitled to notice of, and to vote at, the annual meeting and at any adjournments or postponements thereof. A list of the stockholders entitled to vote at the meeting will be available at our principal executive offices at 160 Great Portland Street, London W1W 5QA, UK at least ten days prior to the meeting and will also be available for inspection at the meeting.

        Whether or not you plan to attend the meeting in person, you are urged to complete the enclosed proxy and return it in the postage-paid envelope provided. You may revoke your proxy at any time before it is exercised by delivering a subsequent proxy or by notifying the inspectors of election in writing of such revocation. You may also revoke your proxy by attending the annual meeting and voting in person. The Company will pay the cost of solicitation of proxies.

        Our annual report for 2004 is being mailed together with this proxy material.

By order of the Board of Directors,

Anthony (Cob) W. P. Stenham
Chairman

April 11, 2005

TABLE OF CONTENTS

PROXY STATEMENT	1
PROPOSAL 1 ELECTION OF DIRECTORS	1
Class I Director Nominees	2
Continuing Class II Directors	2
Continuing Class III Directors	3
Stockholder Approval	4
Recommendation of the Board of Directors	4
PROPOSAL 2 RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF KPMG AUDIT PLC AS OUR INDEPENDENT AUDITORS	4
Stockholder Approval	5
Recommendation of the Board of Directors	5
PROPOSAL 3 APPROVAL OF TELEWEST GLOBAL, INC. LONG-TERM INCENTIVE PLAN	5
Summary of the LTIP	5
Stockholder Approval	7
Securities Authorized for Issuance Under Equity Compensation Plans	7
Recommendation of the Board of Directors	7
CORPORATE GOVERNANCE	8
Meetings of the Board of Directors	8
Compensation of Directors	8
Standing Committees of the Board of Directors	8
Audit Committee	8
Compensation Committee	9
Compensation Committee Interlocks and Insider Participation	9
Executive and Nominating Committee	9
Strategic Development and Finance Committee	10
Stockholder Communications with the Board of Directors	10
EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION	11
Executive Officers	11
Summary Compensation	12
Option/SAR Grants in the Last Fiscal Year	14
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values	14
Compensation and Employee Benefit Plans	15
Employment Agreements and Severance Arrangements	17
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION	20
Executive Compensation Philosophy	20
Principal Elements of Executive Compensation	20
Compensation of the Acting Chief Executive Officer	21
Section 162(m) of the Internal Revenue Code	22
AUDIT COMMITTEE REPORT	23
STOCK PERFORMANCE GRAPH	24
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	25
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	27
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	28
STOCKHOLDER PROPOSALS	30
FORM 10-K	31
OTHER BUSINESS	31
APPENDIX A AUDIT COMMITTEE CHARTER	A-1
APPENDIX B EXECUTIVE AND NOMINATING COMMITTEE CHARTER	B-1
APPENDIX C TELEWEST GLOBAL, INC. LONG-TERM INCENTIVE PLAN	C-1

        In this Proxy Statement, the terms "we", "us," "our," "the Company" and "Telewest" refer to Telewest Global, Inc. and its subsidiaries as a combined entity, except where the context requires otherwise. The terms "Telewest Communications" and "our predecessor" refer to Telewest Communications plc and its subsidiaries as a combined entity, except where the context requires otherwise.

Telewest Global, Inc.
1105 North Market Street, Suite 1300
Wilmington
Delaware 19801

PROXY STATEMENT

        This Proxy Statement, which was first mailed to shareholders on or about April 11, 2005, is being furnished in connection with the solicitation of proxies by our board of directors for use at our annual meeting of stockholders to be held at 10:00 a.m., local time, on May, 9, 2005, at the offices of Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, New York 10004-1980 and at any adjournments or postponements of that meeting. The purposes of the annual meeting are set forth in the accompanying notice of annual meeting of stockholders.

        In order to conduct business at the annual meeting, the holders of a majority of our outstanding shares of common stock entitled to vote at the meeting must be present in person or represented by proxy. The board of directors urges you to complete, date and sign the proxy and return it immediately in the postage-paid envelope provided to ensure a quorum and to avoid expense and delay.

        The board of directors recommends a vote "FOR" each of the following proposals: (i) the re-election of Barry R. Elson and Michael J. McGuiness as Class I Directors, (ii) the ratification of the appointment by our Audit Committee of KPMG Audit Plc as our independent auditors to audit our financial statements for the year ending December 31, 2005, and (iii) the approval of the Telewest Global, Inc. Long-Term Incentive Plan.

        Holders of our common stock as at the close of business on April 1, 2005 will be entitled to vote at the annual meeting and at any adjournments or postponements thereof. At the close of business on April 1, 2005, 245,080,629 shares of our common stock were outstanding and entitled to vote at the annual meeting. Each share of our common stock is entitled to one vote.

        You retain the right to revoke your proxy at any time before it is exercised by executing and delivering another proxy dated as of a later date or by notifying the inspectors of election in writing. You may also revoke your proxy by voting in person at the meeting. The cost of soliciting proxies will be borne by us. Some of our officers, directors and regular employees, none of whom will receive additional compensation therefor, may solicit proxies in person or by telephone, internet or other means. As is customary, we will, upon request, reimburse brokerage firms, banks, trustees, nominees and other persons for their out-of-pocket expenses in forwarding proxy materials to their principals.

PROPOSAL 1
ELECTION OF DIRECTORS

        Our amended and restated certificate of incorporation provides that our directors are divided into three classes, each of which serves a staggered three-year term. At each annual meeting of stockholders, successors to the class of directors whose term expires at that annual meeting will be elected for a three-year term. Our Class I Directors are Barry R. Elson, Donald S. La Vigne and Michael J. McGuiness and their terms will terminate on the date of this year's annual meeting of stockholders. Our Class II Directors are Marnie S. Gordon, Michael Grabiner and Steven R. Skinner and their terms will terminate on the date of our 2006 annual meeting of stockholders. Our Class III Directors are William J. Connors, John H. Duerden and Anthony (Cob) W. P. Stenham and their terms will terminate on the date of our 2007 annual meeting of stockholders.

        On March 29, 2005, pursuant to Article V of our amended and restated certificate of incorporation, our board of directors reduced the number of our directors from nine to eight, and the number of Class I Directors from three to two, effective as of the annual meeting.

        Messrs. Elson and McGuiness, whose terms expire at the annual meeting, are each nominated for re-election at the annual meeting and, if re-elected, their new terms of office will expire at the annual meeting of stockholders to be held in 2008, or until their successors are elected and qualify. Due to the reduction in Board size, Mr. La Vigne is not standing for re-election and will step down from the Board at the conclusion of the annual meeting.

        If, prior to re-election at the annual meeting, one or more of the nominees for director is unable to serve for any reason or if a vacancy otherwise exists on our board of directors, the holders of proxies solicited reserve the right to nominate and vote for any other person or persons of their choice.

        Information regarding the nominees for re-election at the meeting, including business experience during the past five years, is as follows:

Class I Director Nominees

Barry R. Elson (63)

        Mr. Elson became Chairman and a director of Telewest on November 26, 2003. Mr. Elson resigned as Chairman, although not as a director, and was appointed Acting Chief Executive Officer of Telewest Communications on February 18, 2004. Mr. Elson was also appointed to his current position of Acting Chief Executive Officer of Telewest Global, Inc. on March 2, 2004 with effect from February 18, 2004. Mr. Elson has been a senior executive in the broadband-telephony-video industry for 18 years, almost 14 of those with Cox Communications in Atlanta where he rose through a series of senior line operating positions to be Executive Vice President of Operations with a company-wide $1.4 billion profit and loss responsibility. From 1997 to 2000, he was President of Conectiv Enterprises and Corporate Executive Vice President of Conectiv, a diversifying $4.2 billion energy company in the middle Atlantic states. Most recently, he was Chief Operating Officer of Urban Media, a Silicon Valley venture capital backed building centric CLEC start-up with nationwide operations, and President of Pilot Associates, a management consulting/coaching firm specializing in the broadband-telephony-video industry for Wall Street clients.

Michael J. McGuiness (41)

        Mr. McGuiness became a director of Telewest on November 26, 2003. Mr. McGuiness is a Portfolio Manager for W. R. Huff Asset Management Co., LLC, an investment adviser and private equity boutique, and a large independent manager in the High Yield market. Mr. McGuiness has worked for W.R. Huff Asset Management since June 1994. Mr. McGuiness serves on the Board of Directors and is a member of the Finance Committee of Sirius Satellite Radio, Inc. Mr. McGuiness is a Chartered Financial Analyst.

        Information regarding directors not standing for re-election at the meeting, including business experience during the past five years, is as follows:

Continuing Class II Directors

Marnie S. Gordon (39)

        Ms. Gordon became a director of Telewest on November 26, 2003. Ms. Gordon has been a director of Thermadyne Holdings Corporation, a manufacturer of cutting and welding products, since June 2003 and the chair of its Audit Committee since October 2003. From April 1998 through

January 2001, Ms. Gordon was a director at Angelo, Gordon & Co., an investment management firm specializing in non-traditional assets. Ms. Gordon is a Chartered Financial Analyst.

Michael Grabiner (54)

        Mr. Grabiner became a director of Telewest on September 8, 2004. Mr. Grabiner joined Apax Partners Ltd in February 2002 and was appointed a Director of Apax Partners Ltd in February 2004. From 1996 to 2001, he served as Chief Executive Officer of Energis plc, a leading telecommunications company in the UK. He served in various positions at BT plc between 1973 and 1996, among others as Director of BT Europe, Director of Global Customer Service and Director of Quality and Organization. He currently holds additional directorships in several privately held companies.

Steven R. Skinner (62)

        Mr. Skinner became a director of Telewest on November 26, 2003. From March 1997 through June 2003, Mr. Skinner served as President and Chief Operating Officer and a director of Triton PCS, one of the leading wireless service carriers in the Southeast of the United States. Mr. Skinner is also a director of Lightship Telecom, an integrated communications provider serving New England. Mr. Skinner was also the co-founder of Triton PCS and prior to January 1997, until the company was sold in 2000, was the co-founder and vice chairman of the advisory board of Triton Cellular Partners LP, a company that specialized in acquiring and managing rural cellular companies.

Continuing Class III Directors

Anthony (Cob) W. P. Stenham (73)

        Mr. Stenham became Chairman of Telewest on March 2, 2004 effective as of February 19, 2004 and in his capacity as Chairman serves as an executive officer of Telewest. Mr. Stenham has served as non-executive Chairman of Telewest Communications since December 1999 and previously served as a non-executive director and deputy Chairman from November 1994 until December 1999. From 1992 to 2003 he was a non-executive director of Standard Chartered plc and from 1990 to 1997 he was Chairman of Arjo Wiggins Appleton plc and a managing director of Bankers Trust Company from 1986 to 1990. Mr. Stenham also currently serves as non-executive Chairman of Ashtead Group plc, IFonline Group plc and Whatsonwhen Limited.

William J. Connors (34)

        Mr. Connors became a director of Telewest on November 26, 2003. Mr. Connors is a Portfolio Manager for W.R. Huff Asset Management Co., LLC and Chief Investment Officer of WRH Global Securities, LP. He has worked with W.R. Huff Asset Management since 1992. Mr. Connors serves on the Board of Directors of Impsat Fiber Networks, Inc. He is a Chartered Financial Analyst.

John H. Duerden (64)

        Mr. Duerden became a director of Telewest on November 26, 2003. Mr. Duerden has served as President, Invensys Controls, a division of Invensys plc (a global automation, controls and process solutions group) since November 2004. Previously, Mr. Duerden served as the Chief Operating Officer, Development Division, of Invensys plc from September 2002 to November 2004. From May 2001 through September 2002, Mr. Duerden was Chief Executive Officer of Xerox Engineering Systems, Inc., a wholly owned subsidiary of Xerox Corporation. In August 2000, Mr. Duerden accepted the positions of Chief Executive Officer and Managing Director of Lernout & Hauspie Speech Products, a financially troubled speech and language solutions company. Mr Duerden served in these positions until January 2001, a period during which he supervised Lernout & Hauspie's voluntary filing of a Chapter 11 bankruptcy petition. From August 1995 through May 2000, Mr. Duerden was

Chairman, Chief Executive Officer and President of Dictaphone Corporation, a company that provides medical dictation systems, communications recording and quality monitoring systems. From June 1990 through April 1995, Mr. Duerden was President and Chief Operations Officer of Reebok International, the athletic footwear and apparel company.

Stockholder Approval

        Directors are elected by a plurality of the votes cast by the holders of shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote. If you sign and return the enclosed proxy card, unless you indicate otherwise the proxy holders identified by us on that card intend to vote the shares they represent "FOR" the re-election of each of Messrs. Elson and McGuiness. In tabulating the vote, abstentions from voting and broker non-votes will be disregarded and will have no effect on the outcome of the vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The board of directors recommends that stockholders vote "FOR" the re-election of Barry R. Elson and Michael J. McGuiness as Class I Directors.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF KPMG AUDIT PLC AS OUR INDEPENDENT AUDITORS

        Subject to ratification by the stockholders, the Audit Committee has reappointed KPMG Audit Plc as independent auditors to audit our financial statements for the year ending December 31, 2005.

        Representatives of KPMG Audit Plc are expected to be present at the annual meeting and will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

        We provide in the table below an analysis of the fees charged to us and to our predecessor, Telewest Communications, by KPMG Audit Plc in respect of audit and audit-related services and by KPMG LLP in respect of tax services for each of the fiscal years ended December 31, 2004 and December 31, 2003.

	For the Years Ended December 31,
	2004	2003
	(£)	(£)
Audit Fees	1,050,000	1,118,000
Audit-related Fees	912,000	740,000
Tax Fees	1,435,850	1,194,378
All other Fees	—	—

        Audit Fees.    Audit Fees represent the aggregate services provided to us and to Telewest Communications by KPMG Audit Plc for professional services rendered for the audit of the annual financial statements and review of financial statements included in our quarterly and annual reports, involving accounting consultations on matters addressed during the audit and interim review. These fees also include services that are provided in connection with statutory and regulatory filings.

        Audit-Related Fees.    Audit-Related Fees represent the aggregate fees charged for assurance and related services provided to us and Telewest Communications by KPMG Audit Plc that are related to the audit or review of financial statements, including other accounting consultations.

        Tax Fees.    Tax Fees represent the aggregate fees charged for professional services provided to us and Telewest Communications by KPMG LLP for tax compliance, tax advice and tax planning.

        The Audit Committee determines whether to approve audit services and permitted non-audit services performed by the independent auditors. The Audit Committee approved all of the audit and permitted non-audit services performed by KPMG Audit Plc and KPMG LLP in respect of Telewest Global, Inc. during 2004. Telewest Communications' Audit Committee was responsible for the approval of services performed by KPMG Audit Plc and KPMG LLP in respect of Telewest Communications in 2003 and 2004.

        We have adopted pre-approval policies and procedures for non-audit services provided by accounting firms including our independent auditors, under which the group financial controller must pre-approve the appointment of any accounting firm to provide non-audit services. Any non-audit service assignments in excess of £25,000 also require the approval of the chief financial officer, who consults with the chairman of the Audit Committee in respect of any pre-approved assignment over £50,000. Any assignment over £100,000 requires competitive tender.

        Any service to be provided by the company's independent auditors that is outside the agreed scope of the statutory audit, including tax services, must be separately pre-approved by the Audit Committee or be entered into pursuant to the above pre-approval policies or procedures.

Stockholder Approval

        The ratification of KPMG Audit Plc as our independent auditors for fiscal year 2005 will require the affirmative vote of the holders of a majority of our outstanding shares of common stock present at the annual meeting in person or represented by proxy and entitled to vote. If you sign and return the enclosed proxy card, unless you indicate otherwise the proxy holders identified by us on that card intend to vote the shares they represent "FOR" the ratification of the appointment by the Audit Committee of KPMG Audit Plc as our independent auditors for the year ending December 31, 2005. For the purposes of determining whether the affirmative vote of a majority of the votes cast at the meeting and entitled to vote has been obtained, abstentions will be included in, and broker non-votes will be excluded from, the number of shares present and entitled to vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The board of directors recommends that stockholders vote "FOR" the ratification of the appointment by the Audit Committee of KPMG Audit Plc as our independent auditors for the year ending December 31, 2005.

PROPOSAL 3
APPROVAL OF TELEWEST GLOBAL, INC. LONG-TERM INCENTIVE PLAN

        The board of directors is asking stockholders to approve the Telewest Global, Inc. Long-Term Incentive Plan (the "LTIP"). The Compensation Committee approved and adopted the definitive form of the LTIP on April 1, 2005, subject to stockholder approval.

Summary of the LTIP

        A summary of the LTIP is set forth below. This summary is qualified in its entirety by reference to the full text of the LTIP which is attached to this proxy statement as Appendix C.

Purpose

        The purpose of the LTIP is to enhance our ability to attract, motivate, reward and retain key employees, to strengthen their commitment to our success and to align their interests with those of our shareholders.

Eligible Employees

        Participation in the LTIP will be limited to key management employees selected by the Compensation Committee. If a participant leaves employment for any reason prior to the payment date, he or she will not receive a bonus payment and his or her share will be forfeited to Telewest. Currently, there are 21 proposed participants in the LTIP.

Performance Objectives

        The LTIP provides for the creation of a bonus pool if Telewest meets certain performance objectives with respect to the 3-year period ending December 31, 2007. The performance objectives under the LTIP are set in relation to simple cash flow (defined as EBITDA less capital expenditures) during the measurement period.

Permissible Awards

        Generally, payments will be made under the LTIP on or prior to March 15, 2008. Bonus payments will be made at the discretion of the Compensation Committee in cash and/or in shares of common stock (subject to a maximum of 1,000,000 shares of common stock issuable in aggregate pursuant to the LTIP). If payments are to be paid in the form of shares of common stock, then the number of such shares shall be determined by dividing the portion of the payment to be so paid by the arithmetic mean of the fair market value of a share of common stock for the trading days in December of 2007.

        The market value of a share of our common stock on April 1, 2005 was $17.68.

Plan Benefits

        All of our executive officers, as well as certain other members of our senior management, have been selected to be participants in the LTIP. However, because the amount of the bonus pool under the LTIP depends on the extent to which the performance goals are achieved, it is not possible to determine the amount of compensation that may be payable to any participant in the LTIP.

Administration

        The plan is administered by the Compensation Committee, which has the full authority to establish the rules and regulations relating to the LTIP, interpret the LTIP, select participants in the LTIP, determine the performance objectives, calculate the total amount of the bonus pool and amounts to be received by participants in the plan and to take all other actions necessary or appropriate for the proper administration of the plan.

Acceleration Events

        The Compensation Committee has the sole and absolute discretion to determine the effect of an "acceleration event" on the plan. The effect of an acceleration event may include termination of the plan without making payments thereunder even if performance objectives have been met. The definition of "acceleration event" has the same meaning as under our 2004 Stock Incentive Plan which is described in detail under "Compensation and Employee Benefit Plans—Telewest 2004 Stock Incentive Plan."

Amendment or Termination

        The Compensation Committee may amend or terminate the LTIP at any time in its discretion but, except as permitted in connection with an acceleration event, the amendment or termination of the LTIP may not affect the rights of any LTIP participant as of the date of such action. The Compensation Committee may not, however, increase the maximum number of shares issuable pursuant to the LTIP without shareholder approval.

Stockholder Approval

        The approval of the LTIP will require the affirmative vote of the holders of a majority of our outstanding shares of common stock present at the annual meeting in person or represented by proxy and entitled to vote. If you sign and return the enclosed proxy card, unless you indicate otherwise the proxy holders identified by us on that card intend to vote the shares they represent "FOR" the approval of the LTIP. For the purposes of determining whether the affirmative vote of a majority of the votes cast at the meeting and entitled to vote has been obtained, abstentions will be included in, and broker non-votes will be excluded from, the number of shares present and entitled to vote.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table provides information as of December 31, 2004 regarding the number of shares of our common stock that may be issued upon the exercise of options, warrants and rights under Telewest's existing equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights ($) (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a) and footnote (1)) (c)
Equity compensation plans approved by security holders	9,477,426	(1)	$12.38	14,696,946
Equity compensation plans not approved by security holders	—		—	—
Total	9,477,426		$12.38	14,696,946

(1)
Does not include an aggregate 325,628 shares of restricted stock awarded under the Telewest 2004 Stock Incentive Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The board of directors recommends that stockholders vote "FOR" the approval of the Telewest Global, Inc. Long-Term Incentive Plan.

CORPORATE GOVERNANCE

Meetings of the Board of Directors

        During the year ended December 31, 2004, the board of directors held eleven meetings. Each director attended, in aggregate, 75% or more of all board meetings held during the period for which he or she was a director and all meetings of committees of which he or she was then a member, other than Mr. Skinner and Mr. Grabiner.

Compensation of Directors

        Non-employee directors receive an annual fee of $60,000, plus $500 per board or committee meeting held by telephone and $1,000 per board or committee meeting held in person.

        In addition to the fees paid to them as directors, committee chairmen, other than the chairman of the Audit Committee, receive an annual fee of $12,500 and each other committee member receives an annual fee of $6,500. The chairman of the Audit Committee receives an annual fee of $30,000.

        We reimburse our directors for out-of-pocket expenses incurred in connection with meetings of our board of directors and committees of the board of directors. Our directors who are our employees do not receive additional compensation for their service as a member of our board of directors.

        In addition, we granted each non-employee director an initial grant of options to purchase 229,688 shares of our common stock. These options vest upon the first meeting of stockholders occurring after the date of grant (or, if earlier, upon a change of control) and have an exercise price of $13.70 per share (subject to adjustment in certain circumstances).

Standing Committees of the Board of Directors

        The standing committees of our board of directors are the Audit Committee, Compensation Committee, Executive and Nominating Committee, and Strategic Development and Finance Committee.

Audit Committee

        The Audit Committee operates under a charter adopted by our board of directors. A copy of the Audit Committee charter is attached to this Proxy Statement as Appendix A. The Audit Committee oversees our accounting and financial reporting processes and audits of our financial statements and assists the board of directors to oversee:

  •
  the integrity of our financial statements and the appropriateness of our accounting policies and procedures;

  •
  the external auditor's qualifications and independence;

  •
  the performance of our internal audit function and external auditor; and

  •
  the sufficiency of the external auditor's review of our financial statements.

        The current members of our Audit Committee are Marnie S. Gordon (Chair), Michael Grabiner and Donald S. La Vigne, who are independent in accordance with the requirements of section 10A(m) (3) (B) of the Securities Exchange Act of 1934, as amended, and the rules promulgated by the Securities and Exchange Commission ("SEC") thereunder, and as required by the Audit Committee charter and the listing standards of the National Association of Securities Dealers, Inc. The Board expects to fill the vacancy created by Mr. La Vigne's departure by appointing one of the continuing directors who meets those independence criteria.

        Ms Gordon is a financial expert as defined in the rules promulgated by the SEC and the Nasdaq National Market, Inc.

        The Audit Committee held seven meetings during the fiscal year ended December 31, 2004.

Compensation Committee

        The Compensation Committee has the overall responsibility for approving and evaluating our director and officer compensation plans, policies and programs. The Compensation Committee reviews and approves on an annual basis our corporate goals and objectives with respect to the compensation of the Chief Executive Officer and the evaluation process and compensation structure for our other officers. The Compensation Committee evaluates, at least once a year, the Chief Executive Officer's annual compensation, and also is responsible for reviewing our incentive compensation and other stock-based plans and recommending changes to those plans to the board of directors. The Compensation Committee is responsible for administering our 2004 Stock Incentive Plan and, in this capacity, approving all equity grants to executive officers and management.

        Our Compensation Committee members are William J. Connors, John H. Duerden and Donald S. La Vigne, who are independent as required under the listing standards of the National Association of Securities Dealers, Inc. The Board expects to fill the vacancy created by Mr. La Vigne's departure by appointing one of the continuing directors who meets those independence criteria.

        The Compensation Committee held four meetings during the fiscal year ended December 31, 2004.

Compensation Committee Interlocks and Insider Participation

        Our Compensation Committee members during fiscal year 2004 were William J. Connors, John H. Duerden and Donald S. La Vigne. The members of the Compensation Committee have not been at any time during fiscal year 2004, or at any other time, officers or employees of ours.

        No executive officer of Telewest, other than Barry R. Elson and Anthony (Cob) W. P. Stenham, served as a member of our board of directors during fiscal year 2004. No executive officer of Telewest served during fiscal year 2004 as a member of the board of directors or the compensation committee of any entity that had one or more executive officers serving as a member of our board of directors or the Compensation Committee.

Executive and Nominating Committee

        The Executive and Nominating Committee discharges the duties of the board of directors, to the maximum extent provided by law, when it is impracticable for the full board of directors to meet and take action, as well as when the board of directors has specifically delegated the authority to take certain actions. The Executive and Nominating Committee may also make recommendations to the board of directors regarding our management, operations, strategy and business.

        The Executive and Nominating Committee, acting exclusively through its independent members, also establishes the qualifications, desired background, and selection criteria for members of our board of directors in accordance with relevant rules and law and makes recommendations to our board of directors with regard to committee assignments. In addition, the independent members of the Executive and Nominating Committee make recommendations to our board of directors concerning all nominees for board membership, including the re-election of existing Board members.

        Our Executive and Nominating Committee members are William J. Connors, Michael J. McGuiness, Steven R. Skinner and Anthony (Cob) W. P. Stenham (Mr. Stenham serving ex officio for all functions other than nominations). All of the members of the Executive and Nominating Committee participating in nominating decisions are independent as required under the listing standards of the

National Association of Securities Dealers, Inc. The Executive and Nominating Committee operates under a charter adopted by our board of directors, a copy of which is attached to this proxy statement as Appendix B. The Executive and Nominating Committee held one meeting during the fiscal year ended 2004.

        The Executive and Nominating Committee uses a variety of methods to identify candidates for membership on the board of directors, including recommendations from the current board members or management, or nominations from stockholders. Additionally, from time to time the Executive and Nominating Committee may receive information regarding prospective candidates for membership on the board of directors from professional search firms.

        In evaluating nominees, the Executive and Nominating Committee generally considers a number of factors, including:

  •
  the current size and composition of the board, including the current number of independent directors and whether there is a vacancy on the board;

  •
  business expertise and skills;

  •
  a high level of integrity;

  •
  educational and professional background;

  •
  industry knowledge and experience that bear on our business;

  •
  commitments to other businesses and responsibilities; and

  •
  independence from us and our management.

        Stockholders may also recommend a person to be a director by writing to the Secretary at 160 Great Portland Street, London W1W 5QA, UK. Your letter should include the information and be sent within the time-frames specified in our by-laws, a copy of which can be obtained from the Secretary.

Strategic Development and Finance Committee

        The Strategic Development and Finance Committee is responsible for overseeing our financing, investment and strategic acquisition activities. The Strategic Development and Finance Committee reviews our finances and makes recommendations to our board of directors and senior management regarding significant capital markets activities such as equity and debt issuances, debt refinancings and other changes to our capital structure. The Strategic Development and Finance Committee also advises our board of directors and members of senior management on matters such as long-range financial and strategic planning, material acquisitions and dispositions, joint ventures and strategic alliances. Our Strategic Development and Finance Committee members are Michael J. McGuiness, Marnie S. Gordon, Steven R. Skinner and Anthony (Cob) W. P. Stenham (Mr. Stenham serving ex officio).

        The Strategic Development and Finance Committee held three meetings during the fiscal year ended December 31, 2004.

Stockholder Communications with the Board of Directors

        We generally encourage stockholders, employees and members of the public to communicate to management and the board of directors by writing to: Telewest Global, Inc., 1105 North Market Street, Suite 1300, Wilmington, Delaware 19801 Attn: Secretary. Each communication should specify the applicable addressees to be contacted as well as the general topic of communication. We will initially receive and process communications before forwarding them to the addressee. We generally will not forward to the directors any communication that we determine to be primarily commercial in nature or that requests general information about Telewest.

        To further stockholder communications with the board of directors, it is our policy that directors should make every effort to attend the annual meeting of stockholders. This will be our first annual meeting since we became publicly held.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers

        A description of our executive officers who are not directors, including business experience during the past five years, follows. For certain biographical information concerning Mr. Elson please see "Class I Director Nominees" and for certain biographical information regarding Mr. Stenham see "Continuing Class III Directors."

Stephen S. Cook (45)

        Mr. Cook was appointed Vice President, Group Strategy Director and General Counsel of Telewest on November 26, 2003. Mr. Cook has served as a director of Telewest Communications and as Group Strategy Director of Telewest Communications since April 2000 following the completion of the merger with Flextech. Mr. Cook has also served as General Counsel of Telewest Communications since August 2000. From October 1998 to April 2000, Mr. Cook served as General Counsel, Company Secretary and as an executive director of Flextech. Between April 1995 and October 1998, Mr. Cook was a partner with Wiggin and Co., Flextech's principal legal advisers, and a non-executive director of SMG plc from March 2000 until November 2002. Mr. Cook was a partner at the law firm of McGrigor Donald from May 1993 until April 1995.

Neil R. Smith (40)

        Mr. Smith was appointed Vice President and Chief Financial Officer of Telewest on November 26, 2003. Mr. Smith has served as Group Finance Director of Telewest Communications since September 1, 2003. Prior to that, Mr. Smith served as Deputy Group Finance Director of Telewest Communications from September 2002 to September 2003. Mr. Smith had previously served as Finance Director, Consumer Sales Division of Telewest Communications from August 2000 to September 2002, having joined Telewest Communications as Group Financial Controller in July 2000. Prior to that, Mr. Smith was Deputy Finance Director at Somerfield plc, a UK based food retailer, where Mr. Smith worked in many corporate finance roles since 1994.

Eric J. Tveter (46)

        Mr. Tveter was appointed President and Chief Operating Officer of Telewest in July 2004 and served as President and Chief Operating Officer of Telewest Communications from June 2004 through the completion of the financial restructuring. Prior to that, Mr. Tveter was Chief Operating Officer of MasTec, Inc., a telecommunications infrastructure solutions provider, from July 2002 to March 2004. Prior to joining MasTec, Inc., Mr. Tveter was an executive with Comcast Corporation, Time Warner Communications, Cablevision Systems Corporation's Lightpath business unit, and Metromedia International Group, Inc. where he held various key roles in the industries served by MasTec, Inc.

Summary Compensation

        The following table discloses compensation received by our Acting Chief Executive Officer, our former Chief Executive Officer, and our four other most highly paid executive officers who were serving as executive officers as of December 31, 2004. We refer to these executives collectively as named executive officers. Compensation paid prior to July 15, 2004 reflects amounts paid by our predecessor, Telewest Communications.

	Annual compensation				Long-term compensation
Name and principal position	Year	Salary (£)	Bonus (£)(4)	Other annual compensation (£)(5)	Restricted share awards (£)(6)	Securities underlying options/ SARs (#)(7)	All other compensation (£)(8)
Anthony (Cob) W. P. Stenham (Chairman of the Board)	2004 2003 2002	412,188 175,000 175,000	243,000 — —	38,284 18,157 21,316	134,563 — —	1,592,500 — —	— — —
Barry R. Elson(1) (Acting Chief Executive Officer)	2004	172,925	108,696	23,331	1,830,842	980,000	5,027
Charles J. Burdick(2) (Former President and Chief Executive Officer)	2004 2003 2002	270,833 500,000 400,000	— 180,000 160,000	67,786 97,464 76,789	— — —	— — —	510,813 19,817 14,513
Stephen S. Cook (Vice President, Group Strategy Director and General Counsel)	2004 2003 2002	375,550 370,000 350,000	205,794 133,200 140,000	87,816 89,818 84,164	89,711 — —	210,192 — —	— — —
Neil R. Smith (Vice President and Chief Financial Officer)	2004 2003 2002	256,250 210,417 175,000	141,750 191,000 55,500	46,446 64,110 46,904	89,711 — —	288,256 — —	20,250 19,710 27,931
Eric J. Tveter(3) (President and Chief Operating Officer)	2004	123,518	146,739	101,120	—	600,000	5,564

(1)
Mr. Elson was appointed Acting Chief Executive Officer of Telewest Communications on February 18, 2004 and Acting Chief Executive Officer of Telewest on March 2, 2004 with effect from February 18, 2004. Mr. Elson resigned as Chairman of the board of Telewest on March 2, 2004 but not as a director of that board. Mr. Elson received £47,554 during 2003 and £203,125 during 2004 in consulting fees for services rendered to Telewest Communications. Mr. Elson's compensation has been converted from US dollars using an average exchange rate of £1 = $1.84.

(2)
Mr. Burdick resigned as Group Managing Director and as a director of Telewest Communications and as a director, President and Chief Executive Officer of Telewest effective as of February 18, 2004. In compensation for the termination of his employment he was paid salary, company pension contributions and car allowance until the date of the completion of the financial restructuring and a lump sum payment of £500,000, equal to one year's salary. He also received £1,000 for certain amendments to his service agreement, £1,000 in legal fees incurred in connection with his termination of employment, and was provided with medical benefits coverage for 12 months following termination of his employment.

(3)
Mr. Tveter's salary has been converted from US dollars using an average exchange rate of £1 = $1.84.

(4)
For executives other than Mr. Elson, a portion of these bonuses was paid in shares of restricted stock. See "Compensation Committee Report on Executive Compensation—Annual bonus."

(5)
The amounts of personal benefits for 2004 that represent more than 25% of "Other Annual Compensation" include (i) a car benefit in the amount of £17,209 and the provision of a chauffeur in the amount of £15,479 for Mr. Stenham, (ii) a cash pension supplement in the amount of £23,203 for Mr. Elson, (iii) a cash pension allowance in the sum of £75,756 for Mr. Cook, (iv) a cash pension supplement in the amount of £31,000 and a car allowance in the amount of £12,800 for Mr. Smith, and (v) a housing allowance in the amount of £60,660 for Mr. Tveter.

The amounts of personal benefits for 2003 that represent more than 25% of "Other Annual Compensation" include (i) a cash pension allowance in the amount of £74,000 for Mr. Cook (ii) a cash pension supplement in the amount of £80,289 for Mr. Burdick and (iii) a re-location allowance in the amount of £19,531 and a cash pension supplement in the amount of £22,373 for Mr. Smith.

The amounts of personal benefits for 2002 that represent more than 25% of "Other Annual Compensation" include (i) a car benefit in the amount of £17,778 for Mr. Stenham (ii) a cash pension supplement in the amount of £58,150 for Mr. Burdick, (iii) a cash pension allowance in the sum of £70,000 for Mr. Cook and (iv) a cash pension supplement in the amount of £15,646 and a relocation allowance in the amount of £19,524 for Mr. Smith.

(6)
The number of and value of aggregated restricted stock holdings at the end of the last fiscal year (net of any consideration paid by the named executive officer), calculated based on the $17.58 per share stock price as of December 31, 2004 are: (i) Mr. Stenham, 18,007 shares ($316,563), (ii) Mr. Elson, 245,000 shares ($4,307,100), (iii) Mr. Cook, 12,005 shares ($211,048), (iv) Mr. Smith, 12,005 shares ($211,048). Of these shares,

  Messrs. Stenham, Cook and Smith held time-based restricted stock and Mr. Elson held only performance-based restricted stock. All of the time-based restricted stock vested on January 19, 2005. Mr. Elson's performance-based restricted stock was scheduled to vest in three equal annual instalments if applicable performance goals were satisfied. However, in connection with the execution of definitive employment and equity agreements with Mr. Elson, this award has been replaced with a cash-based award. See "Employment Agreements and Severance Arrangements—Barry R. Elson." Messrs. Stenham, Elson, Cook and Smith are entitled to receive dividends in respect of these shares of restricted stock but any such dividends may not be paid until the shares of restricted stock on which the dividends are payable have vested.

(7)
Stock Appreciation Rights (SARs) are rights granted to an employee to receive a bonus equal to the appreciation in the value of the company's stock for a predetermined number of shares over a specific period. None of the named executive officers had been granted SARs at the fiscal year end.

(8)
All Other Compensation reflects (i) contributions by Telewest up to the pensions earnings cap to a personal pension arrangement for Mr. Elson, (ii) a special payment of £500,000 as compensation for the termination of his employment for Mr. Burdick and (iii) contributions by Telewest up to the pensions earnings cap to Telewest's contributory pension scheme for Mr. Tveter and Mr. Smith.

Option/SAR Grants in the Last Fiscal Year

        The following table represents stock option grants made to the named executive officers of Telewest during the year ended December 31, 2004:

Individual grants									Potential realizable value at assumed annual rates of stock price appreciation for option term
Name	Number of securities underlying options/SARs granted (#)(1)	Percent of total options/SARs granted to employees in fiscal year		Exercise or base price ($/Sh)		Market price on date of the grant (if greater than exercise or base price) ($/Sh)		Expiration date	0% ($)	5% ($)	10% ($)
Anthony (Cob) W. P. Stenham	1,225,000 367,500	15.57 4.67	% %	$ $	13.70 0.01	$	— 13.70	July 18, 2014 July 18, 2014	— 5,031,075	10,572,975 8,202,968	26,684,175 13,036,328
Barry R. Elson(2)	980,000	12.45%			$13.70		—	July 18, 2014	—	8,458,380	21,347,340
Charles J. Burdick(3)	—	—			—		—	—	—	—	—
Stephen S. Cook	180,180 15,006 15,006	2.29 0.19 0.19	% % %	$ $ $	13.70 0.01 0.01	$ $	— 13.70 12.14	July 18, 2014 July 18, 2014 July 18, 2014	— 205,432 182,023	1,555,134 334,949 311,540	3,924,861 532,308 508,898
Neil R. Smith	234,234 54,022	2.98 0.69	% %	$ $	13.70 0.01	$	— 13.70	July 18, 2014 July 18, 2014	— 739,561	2,021,674 1,205,825	5,102,319 1,916,322
Eric J. Tveter	500,000 100,000	6.35 1.27	% %	$ $	13.70 0.01	$	— 13.70	July 18, 2014 July 18, 2014	— 1,369,000	4,315,500 2,232,100	10,891,500 3,547,300

(1)
The material terms of these options are set forth below in the description of each named executive officer's employment agreement.

(2)
Mr. Elson was appointed Acting Chief Executive Officer of Telewest Communications on February 18, 2004 and Acting Chief Executive Officer of Telewest on March 2, 2004 with effect from February 18, 2004.

(3)
Mr. Burdick resigned as Group Managing Director and as a director of Telewest Communications and as a director, President and Chief Executive Officer of Telewest effective as of February 18, 2004.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

Telewest

        The following table provides information concerning the exercises of options to purchase our common stock during the year ended December 31, 2004 by the named executive officers and the value of unexercised options to purchase our common stock held by each of the named executive officers as of December 31, 2004.

			Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End (#)
					Value of Unexercised in-the-Money Options/SARs at Fiscal Year-End ($)
	Shares Acquired on Exercise (#)
Name		Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Anthony (Cob) W. P. Stenham	—	—	—	1,592,500	—	27,996,150
Barry R. Elson(1)	—	—	245,000	735,000	4,307,100	12,921,300
Charles J. Burdick(2)	—	—	—	—	—	—
Stephen S. Cook	—	—	—	210,192	—	3,695,175
Neil R. Smith	—	—	—	288,256	—	5,067,540
Eric J. Tveter	—	—	125,000	475,000	2,197,500	8,350,500

(1)
Mr. Elson was appointed Acting Chief Executive Officer of Telewest Communications on February 18, 2004 and Acting Chief Executive Officer of Telewest on March 2, 2004 with effect from February 18, 2004.

(2)
Mr. Burdick resigned as Group Managing Director and as a director of Telewest Communications and as a director, President and Chief Executive Officer of Telewest effective as of February 18, 2004.

Telewest Communications

        All of Telewest Communications' outstanding options and share awards were accelerated in connection with its financial restructuring. Telewest Communications ensured that holders of options and share awards who exercised those awards by July 5, 2004 received its shares in time to receive Telewest shares as part of the financial restructuring. Those holders who did not exercise their option and share awards by July 5, 2004 still received shares of Telewest Communications but did not necessarily receive such shares in time to ensure they were entitled to receive shares of Telewest in connection with the financial restructuring.

        At the time of the financial restructuring, Mr. Burdick received 325 Telewest shares in respect of Telewest Communications options and share awards that he exercised prior to July 5, 2004.

        All of Telewest Communications' outstanding options lapsed before December 31, 2004.

Compensation and Employee Benefit Plans

Telewest 2004 Stock Incentive Plan

        The Telewest 2004 Stock Incentive Plan (the "Plan") was adopted by our board of directors on June 2, 2004 and approved by Telewest Communications, our then sole stockholder, on July 5, 2004. The Plan is intended to encourage stock ownership by employees, directors and independent contractors of Telewest and its divisions and subsidiary and parent corporations and other affiliates, so that they may acquire or increase their proprietary interest in Telewest, and to encourage such employees, directors and independent contractors to remain in the employ or service of Telewest or its affiliates and to put forth maximum efforts for the success of the business.

        The Plan provides for the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units and Share Awards (each as defined in the Plan). Incentive Stock Option grants are intended to qualify under Section 422 of the Internal Revenue Code. The aggregate number of shares of our common stock that may be subject to option grants or awards under the Plan is 24,500,000, subject to adjustment upon the occurrence of certain enumerated corporate transactions. An individual may not be granted options to purchase or be awarded more than 4,000,000 shares of our common stock in any one fiscal year. The Plan is designed so that option grants are able to comply with the requirements for "performance-based" compensation under Section 162(m) of the Internal Revenue Code and the conditions for exemption from the short-swing profit recovery rules of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

        The Compensation Committee of our board of directors, or any other committee appointed by our board of directors, administers the Plan and generally has the right to grant options or make awards to eligible individuals, to determine the terms and conditions of all grants and awards, include vesting schedules and exercise price (where appropriate), and to amend, suspend or terminate the Plan at any time. Each grant or award made pursuant to the Plan will be evidenced by an award agreement, which will state the terms and conditions of the grant or award as determined by the Compensation Committee.

        Persons eligible to receive grants or awards under the Plan include employees, directors and independent contractors of Telewest and its divisions and subsidiary and parent corporations and other affiliates. The term of an Incentive Stock Option under the Plan may not exceed 10 years from the date of the grant and the term of a Non-Qualified Stock Option may not exceed 11 years from the date of the grant.

        Unless otherwise set forth in an employee's, director's or independent contractor's respective award agreement, under the Plan all outstanding options or Restricted Stock or Restricted Stock Units become immediately exercisable, lose all restriction or become fully vested upon the occurrence of an "acceleration event." An acceleration event generally means:

  •
  the acquisition of 30% or more of our voting capital stock, excluding stock purchases directly from us;

  •
  the replacement of a majority of our board of directors or their approved successors;

  •
  the consummation of a merger or consolidation of us or one of our subsidiaries with another entity, other than:

  •
  a transaction in which our stockholders continue to hold 50% or more of the voting power of the successor; or

  •
  various recapitalizations;

  •
  the consummation of a sale of all or most of our assets, other than a sale to an entity of which more than 50% of its voting power is held by shareholders of Telewest; or

  •
  stockholder approval of our liquidation or dissolution.

        Under the terms of the Plan, in the event of a transaction affecting our capitalization, the Compensation Committee of our board of directors shall proportionately adjust the aggregate number of shares available for options and awards, the aggregate number of options and awards that may be granted to any person in any calendar year, the number of such shares covered by outstanding options and awards, and the exercise price of outstanding options to reflect any increase or decrease in the number of issued shares so as to, in the Compensation Committee's judgment and sole discretion, prevent the diminution or enlargement of the benefits intended by the Plan. The Compensation Committee has not made any determination at this time whether any such adjustments will be made.

        In general, the vesting of equity awards granted to our employees will not accelerate upon the occurrence of an acceleration event so long as, in connection with the acceleration event, the grantee receives an offer of continued employment with substantially similar compensation and employee benefits. In addition, with respect to key individuals, including Mr. Stenham, Mr. Elson, Mr. Cook, Mr. Smith and Mr. Tveter, 50% of the unvested portion of such person's equity award will vest upon the occurrence of an acceleration event, and the remaining 50% will vest if such person is not offered continued employment with substantially similar compensation and employee benefits.

Telewest 2004 Bonus Scheme

        All employees who were not covered by a local or commission based scheme were eligible to participate in the Telewest 2004 Bonus Scheme. The scheme offered employees an opportunity to receive a bonus equal to a percentage of their base salary. The percentages paid were up to 54% for senior executives and ranged from 5.4% to 54% for all other employees. Bonus payments were based on achieving certain set performance targets for the year ended December 31, 2004 and were paid in March 2005. Bonus payments were generally paid in cash. Some of our senior executives also received an element of their bonus payment in shares of restricted stock which will vest on the second anniversary of their entitlement date. The number of shares of restricted stock that were issued are equal to the cash amount of the bonus divided by the market price for our stock on January 20, 2005. Bonus entitlements for Anthony (Cob) W. P. Stenham, Barry R. Elson, Stephen S. Cook, Neil R. Smith and Eric J. Tveter under the Telewest 2004 Bonus Scheme are reflected in the Summary Compensation Table.

Telewest 2005 Bonus Scheme

        All employees who are not covered by a local or commission based scheme are eligible to participate in the Telewest 2005 Bonus Scheme (the "2005 Plan"). The 2005 Plan establishes performance criteria and target bonus amounts for all plan participants (including Telewest's executive officers) with respect to their fiscal year 2005 bonuses. The performance criteria for Telewest's executive officers consist of simple cash flow (on which 50% of the bonus will be based), net subscriber additions (on which 25% of the bonus will be based) and EBITDA (on which 25% of the bonus will be based). For this purpose, "simple cash flow" is defined as EBITDA less capital expenditures during the relevant measurement period. The performance criteria for other participants in the 2005 Plan consist of these and other performance goals that the Compensation Committee determined were appropriate to Telewest's different business units.

        Under the 2005 Plan, the target bonus amount for each of Telewest's executive officers is 50% of base salary. An executive officer will earn 100% of the applicable target bonus amount if Telewest's performance meets the performance criteria and up to a maximum of 200% of the applicable target bonus amount at higher levels of Telewest's performance. The Compensation Committee has also established thresholds below which no bonuses will be payable. The performance criteria provide that the expense associated with bonuses payable is taken into account in determining whether the simple cash flow and EBITDA performance goals have been met.

Telewest Long-Term Incentive Plan

        We have submitted for stockholder approval a Long-Term Incentive Plan in which certain of our executive officers and members of senior management are proposed to participate. See "Proposal 3: Approval of Telewest Global, Inc. Long-Term Incentive Plan."

Employment Agreements and Severance Arrangements

        Anthony (Cob) W. P. Stenham.    Telewest entered into an agreement with Mr. Stenham relating to his role as Chairman of our Board on July 19, 2004. Pursuant to that agreement, Mr. Stenham is entitled to:

  •
  a payment in the amount such that when added to the fee earned in respect of the period of service on the board of directors from February 18, 2004 through the completion of the financial restructuring, he would have been paid at an annual rate of £450,000 in respect of such period;

  •
  base compensation of £450,000 per annum;

  •
  a bonus opportunity equivalent to that available to other members of the senior leadership team;

  •
  substantially the same medical benefits as provided to other members of the senior leadership team;

  •
  1,225,000 options vesting in arrears, subject to ratable acceleration upon the satisfaction of performance goals measured annually over a five-year period, at an exercise price of $13.70 per share (subject to adjustment in certain circumstances); and

  •
  367,500 options vesting in arrears, subject to ratable acceleration upon the satisfaction of performance goals measured annually over a five-year period, at an exercise price of $0.01 per share.

        Under the terms of the agreement, Mr. Stenham's engagement may be terminated immediately at any time, provided that Mr. Stenham is entitled to a severance payment of £450,000 if such termination is without cause.

        Barry R. Elson.    Telewest Communications entered into a letter agreement with Barry R. Elson, dated February 13, 2004. Pursuant to the letter agreement with Telewest Communications, Mr. Elson agreed to act as Acting Chief Executive Officer of Telewest Communications through the effective date of Telewest Communications' financial restructuring (July 15, 2004) in return for $5,000 for each day that he performed services for Telewest Communications.

        Mr. Elson also entered into a letter agreement with Telewest, dated February 18, 2004. Pursuant to that letter agreement, Mr. Elson agreed to serve as Acting Chief Executive Officer and a member of the board of directors of Telewest through April 19, 2005; the nine-month anniversary of the effective date of Telewest Communications' financial restructuring. Through the effective date of the financial restructuring, Mr. Elson was compensated in accordance with the terms of this letter agreement with Telewest Communications. On July 9, 2004, the Compensation Committee of our board of directors approved a compensation package that would entitle Mr. Elson from the effective date of the financial restructuring through the nine-month anniversary of that date to:

  •
  an annual base salary of $700,000 plus an annual bonus of up to $200,000 in cash or stock dependent on his meeting various targets to be set by the Compensation Committee;

  •
  245,000 fully vested options and 735,000 options vesting in arrears, subject to ratable acceleration upon the satisfaction of performance goals measured annually over a five-year period, at an exercise price of $13.70 per share (subject to adjustment in certain circumstances);

  •
  245,000 shares of restricted stock vesting in arrears, subject to ratable acceleration upon the satisfaction of performance goals measured annually over a three-year period, to be held by us in escrow until the earlier of the one-year anniversary of the final vesting date and the termination of his employment; and

  •
  a severance payment equal to $58,333 per month during which he serves as Acting Chief Executive Officer up to a maximum of $700,000, payable upon termination without cause if Telewest does not offer continued employment as Chief Executive Officer or at the nine-month anniversary of the effective date of the financial restructuring.

        In April 2005, the Company and Mr. Elson entered into an employment agreement and equity agreements evidencing this compensation package. The delay between the approval of the compensation package and the execution of definitive documentation was occasioned in part by Mr. Elson's spending a portion of 2004 in the US on medical leave, but primarily because of the complexity of the US and UK tax and accounting principles involved in Mr. Elson's employment. These principles necessitated providing Mr. Elson with a cash-based award instead of the award of restricted stock described above. This cash-based award consists of a grant of 245,000 stock appreciation rights that will vest on a quarterly basis over a four-year period beginning in July 2004 and ending in July 2008. In July 2008 (or upon Mr. Elson's termination of employment, if earlier), Mr. Elson will receive cash equal to the fair market value of a share of our common stock for each vested stock appreciation right.

        In addition, in January 2005, the Compensation Committee determined that the 735,000 options held by Mr. Elson would vest in arrears on a quarterly basis over a five-year period commencing in July 2004 with no performance conditions. As of April 1, 2005, this option was vested as to 73,500 shares and remained unvested as to 661,500 of these shares.

        Currently, the Company is still considering whether it intends to appoint Mr. Elson as permanent Chief Executive Officer. However, until that decision is made, Mr. Elson has indicated his willingness to continue to serve as the Company's Acting Chief Executive Officer subject to all of the rights and obligations under his employment agreement, including Mr. Elson's right to terminate his employment for any reason and receive the severance pay and benefits specified in his employment agreement.

        Charles J. Burdick.    Charles J. Burdick resigned as Group Managing Director and as a director of Telewest Communications and as a director, President and Chief Executive Officer of Telewest effective as of February 18, 2004. In connection with his resignation, Telewest Communications agreed to pay Mr. Burdick his current salary and benefits until the earlier of the completion of the financial restructuring and December 31, 2004, at which point Telewest Communications agreed to pay Mr. Burdick a lump sum equal to one year's salary. In addition, Telewest Communications agreed to pay to Mr. Burdick's legal advisors up to £1,000 in legal fees incurred in connection with his termination of employment, and to pay Mr. Burdick £1,000 for certain amendments to his existing service agreement. On July 14, 2004 the Compensation Committee of our board of directors awarded Mr. Burdick a bonus of £180,000 in respect of 2003.

        Stephen S. Cook.    Flextech plc entered into an employment agreement with Stephen S. Cook dated October 21, 1998. Mr. Cook's employment agreement was subsequently transferred to Telewest Communications Group Limited on June 22, 2000. The employment agreement was amended on July 17, 2003 and November 26, 2004, and remains in effect unless terminated by either party giving the other party not less than 12 months' notice. Mr. Cook's current basic annual salary is £381,100 and he is entitled to a performance-based bonus at the sole discretion of the Compensation Committee, a company car or cash allowance in lieu thereof, private medical insurance (for himself and for his family), life assurance cover equal to four times his basic annual salary and income protection insurance. A cash sum of 20% of Mr. Cook's gross basic annual salary is paid to him to use for his personal pension arrangements (this payment is subject to a personal contribution of 4% of his gross basic annual salary to a personal pension scheme).

        Neil R. Smith.    Telewest Communications Group Limited entered into an employment agreement with Neil R. Smith dated March 6, 2000. The employment agreement was amended on September 24, 2002, August 25, 2003 and October 18, 2004 and remains in effect unless terminated by either party giving the other party not less than 12 months' notice. Mr. Smith's current basic annual salary is £315,000 and he is entitled to a performance-based bonus at the sole discretion of the Compensation Committee, company car or cash allowance in lieu thereof, private medical insurance (for himself and for his family), life assurance cover equal to four times his basic annual salary and income protection insurance. Pension contributions are made to a contributory pension scheme of 20% of his gross basic annual salary up to the earnings cap and an additional cash sum of 20% of his gross basic annual salary above the earnings cap is paid to him for his personal pension arrangements (these payments are subject to a personal contribution of 10% of his gross basic annual salary to the scheme).

        Eric J. Tveter.    Eric J. Tveter entered into an employment agreement with Telewest dated as of July 19, 2004 in which he agreed to serve as President and Chief Operating Officer of Telewest. The employment agreement terminates on December 31, 2007 but is subject to automatic renewal for one-year periods unless either party provides 60 days' prior written notice that the employment term shall not be extended. Pursuant to that employment agreement, Mr. Tveter is entitled to:

  •
  an annual base salary of $500,000 plus an annual bonus of up to $500,000 in cash or stock dependent on his meeting various targets set by the Board;

  •
  100,000 fully vested options and 400,000 options vesting in arrears, subject to ratable acceleration upon the satisfaction of performance goals measured annually over a five-year period, at an exercise price of $13.70 per share (subject to adjustment in certain circumstances);

  •
  options to purchase 100,000 shares of common stock at an exercise price of $0.01 per share, 25,000 of which vested at December 31, 2004 and the remaining 75,000 will vest in arrears, subject to ratable acceleration upon the satisfaction of performance goals measured annually over a three-year period, to be held in escrow by us until the earlier of the one-year anniversary of the final vesting date and the date of the termination of his employment;

  •
  expatriate benefits, including housing, transportation and education allowances and tax-equalization benefits; and

  •
  one-year's salary and benefits, and a bonus for any completed year in the event that he terminates his employment for good reason or Telewest terminates his employment without cause.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        Our Compensation Committee determines the compensation of the Company's executive officers and certain other members of senior management and oversees the administration of our incentive compensation (including equity compensation) programs. During 2004, the Compensation Committee met four times and its members were William J. Connors, John H. Duerden and Donald S. La Vigne.

Executive Compensation Philosophy

        The Compensation Committee has established an executive compensation philosophy that provides executive officers and certain other members of senior management with a combination of cash and equity based benefits in order to:

  •
  attract, motivate, reward and retain highly talented executives by providing them with compensation packages that are competitive with the Company's peers;

  •
  link management rewards directly to the achievement of high levels of individual, operational and financial performance through the establishment of short-term and long-term performance goals; and

  •
  align the interests of our executive officers and certain other members of senior management with those of our stockholders by tying compensation to the performance of our common stock through awards of stock-based compensation.

        In furtherance of this philosophy, the Compensation Committee intends to evaluate each year the components of our executive compensation program and the individual performance of our executive officers.

Principal Elements of Executive Compensation

        The principal elements of our executive compensation program are base salary, annual bonuses and long-term equity compensation. We also generally provide our employees (including our executive officers) with medical, pension and other benefits. It is the Compensation Committee's policy to set overall compensation at approximately upper quartile levels within a selected group of corporations, comparable by reference to sector, complexity and size. To this end, management obtains survey data from each of Hewitt Bacon & Woodrow, and Towers Perrin and presents that data to the Compensation Committee. The Compensation Committee retains the discretion to provide greater or lesser levels of compensation if it determines that doing so is in the best interests of the Company and its stockholders.

Base salary

        The Compensation Committee has set base salaries for the Company's executive officers based on its review of peer survey data and individual skills, performance and background. The Compensation Committee intends to review salaries at least annually.

Annual bonus

        The Company maintains an annual bonus program for its employees, including its executive officers. The performance goals for our executive officers' 2004 annual bonuses were based on simple cash flow (defined as EBITDA minus capital expenditures), fault rate and net subscriber additions. These performance goals were established by Telewest Communications prior to the consummation of its financial restructuring, and the Compensation Committee deemed it appropriate to continue this program following the financial restructuring. Based on these goals, our executive officers became entitled to bonuses at 108% of target, which corresponds to approximately 54% of base salary. The

Compensation Committee determined to pay these bonuses 80% in cash and 20% in shares of restricted stock, except in respect of Mr. Elson, whose bonus was paid entirely in cash, and Mr. Tveter, whose bonus was paid 60% in cash and 40% in shares of restricted stock. The terms of restricted stock grants generally provide that the executive officer must remain employed with the Company for two years before the restrictions on the stock lapse.

Long term incentive compensation

        In connection with the consummation of the financial restructuring of Telewest Communications, the Compensation Committee granted equity-based compensation to our executive officers consisting of options and restricted stock.

Stock options

        Some of the options granted by the Compensation Committee to our executive officers were granted with an exercise price equal to fair market value as at the date of issuance and others were granted at an exercise price of $0.01 per share. These options will vest in 20% instalments over a five-year period based on the satisfaction of performance goals set by the Compensation Committee. If an instalment does not vest because the performance goals have not been satisfied, then that instalment is carried forward for vesting in years commencing after the five-year vesting schedule ends, subject to an outside vesting date in 2011. In addition, 50% of the unvested portion of an option would vest upon a change in control of the Company, and 100% of the unvested portion of an option would vest upon a change in control of the Company in which the executive officer does not receive an offer of employment at substantially similar levels of compensation and employee benefits. The vesting schedule for Mr. Elson's and Mr. Tveter's options differs slightly from that of other executive officers' options in that a portion of their options are not performance-based. In addition, those of Mr. Tveter's options with an exercise price of $0.01 per share are subject to a three-year (rather than five-year) performance vesting schedule.

        In January 2005, the Compensation Committee determined that the performance goals applicable to the first instalment of options had been met. In accordance with that determination, these options will become exercisable in July 2005. In addition, the Compensation Committee has undertaken to review the effect that recent changes to the US Internal Revenue Code relating to the taxation of deferred compensation may have on the Company's equity compensation and whether any changes to the foregoing equity awards are required. If so, the Compensation Committee will make the required changes during 2005 as permitted by law.

Restricted stock

        In lieu of options with an exercise price of $0.01 per share, Mr. Elson received a grant of restricted stock subject to vesting in 20% instalments over a five-year period based on the satisfaction of performance goals set by the Compensation Committee. In addition, the Compensation Committee granted a small number of shares of restricted stock to executive officers and other members of management who remained employed through the consummation of the financial reorganization of Telewest Communications in order to reward these individuals for their efforts in the financial restructuring. The restrictions on those shares of restricted stock lapsed in January 2005.

Compensation of the Acting Chief Executive Officer

        Mr. Elson received compensation from the Company in 2004 pursuant to the terms of the letter agreement that he entered into in February 2004. Pursuant to this letter agreement, the Company paid Mr. Elson a base salary at an annual rate of $700,000 and a cash bonus of $200,000 based on the satisfaction of the performance goals described above. In addition, the Compensation Committee granted Mr. Elson 245,000 shares of restricted stock and an option to purchase 980,000 shares of common stock. In addition, Mr. Elson agreed to serve as our Acting Chief Executive Officer through April 19, 2005, the nine-month anniversary of the consummation of the financial restructuring of Telewest Communications. The letter agreement provides that, if Mr. Elson is not offered the position of permanent Chief Executive Officer on or before April 19, 2005, he will be entitled to terminate his employment and collect a cash severance payment of $700,000. In April 2005, the Company and Mr. Elson entered into an employment agreement and equity agreements evidencing the terms of his employment. See "Employment Agreements and Severance Arrangements—Barry R. Elson."

        Currently, the Company is still considering whether it intends to appoint Mr. Elson as permanent Chief Executive Officer. However, until that decision is made, Mr. Elson has indicated his willingness to continue to serve as the Company's Acting Chief Executive Officer subject to all of the rights and obligations under his employment agreement, including Mr. Elson's right to terminate his employment for any reason and receive the severance pay and benefits specified in his employment agreement.

        Mr. Elson spent a portion of 2004 in the US on medical leave. For that reason, and because of the complexity of the US and UK tax and accounting principles involved in Mr. Elson's employment, discussions between the Compensation Committee and Mr. Elson were concluded only recently.

Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Internal Revenue Code generally limits the Company's US income tax deduction for compensation paid in any taxable year to its Chief Executive Officer and its four most highly compensated executive officers to $1,000,000, subject to exceptions. The Compensation Committee does not believe that Section 162(m) will have a material impact on the Company and has therefore determined that it will not seek to limit executive compensation to amounts that are deductible under Section 162(m). However, the Compensation Committee will monitor and explore alternatives to preserve the deductibility of compensation paid to its executive officers, to the extent consistent with its compensation philosophy and in the best interests of the Company and its stockholders.

The Compensation Committee
William J. Connors
John H. Duerden
Donald S. La Vigne

AUDIT COMMITTEE REPORT

        The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2004, which are included in the annual report on Form 10-K accompanying this proxy statement. The Audit Committee has discussed with the independent auditors the matters required to be discussed under the Statement on Auditing Standards No. 61, which include, among other items, matters related to the conduct of the audit of our financial statements.

        The Audit Committee has also discussed with the independent accountants their independence relative to us and received and reviewed written disclosures and a report from the independent accountants required by the Independence Standards Board Standard No. 1, which relates to the independent accountant's independence relative to us.

        Based on the foregoing discussions and review, the Audit Committee recommended to the board of directors that the audited financial statements for the fiscal year ended December 31, 2004 be included in our annual report on Form 10-K for filing with the Securities and Exchange Commission and the board of directors ratified that recommendation.

The Audit Committee
Marnie S. Gordon
Michael Grabiner
Donald S. La Vigne

STOCK PERFORMANCE GRAPH

        The following graph compares the cumulative total return on our common stock for the fiscal year ended December 31, 2004 with the cumulative total return on the Nasdaq Composite Index and a Peer Group Index. Because no published index of comparable media companies currently reports values on a dividends-reinvested basis, Telewest has created a Peer Group Index for purposes of this graph in accordance with the requirements of the SEC. The Peer Group Index is made up of companies that engage in telecommunications operations as a significant element of their business, although not all of the companies included in the Peer Group Index participate in all of the lines of business in which Telewest is engaged and some of the companies included in the Peer Group Index also engage in lines of business in which Telewest does not participate. The Peer Group Index includes the common stock of the following six telecommunications companies: Cablevision Systems Corporation, Charter Communications, Inc., Comcast Corporation, Insight Communications Company, Inc., Mediacom Communications Corporation and NTL Incorporated. The graph assumes that $100 was invested on July 19, 2004 and all dividends are reinvested. The graph covers only the period from July 19, 2004 to December 31, 2004 because our common stock was registered under Section 12 of the Exchange Act and started trading on July 19, 2004.

Comparsion of Cumulative Total Return Among Telewest,
Nasdaq Composite Index and Peer Group Index

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of April 5, 2005, information regarding the beneficial ownership of our common stock by:

  •
  each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock;

  •
  each of our current directors;

  •
  each executive officer named in the "Summary Compensation Table"; and

  •
  all of our current directors and executive officers as a group.

        Except as otherwise indicated, the persons or entities listed below have sole voting and investment power with respect to all shares of our common stock beneficially owned by them.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percentage of Class(1)
W.R. Huff Asset Management Co., L.L.C. 67 Park Place Morristown, NJ 07960(2)	39,668,133	16.2%
Fidelity Management & Research Co. 82 Devonshire Street E31C, Boston, MA 02109(3)	36,647,885	15.0%
Franklin Mutual Advisers, LLC 51 JFK Parkway, Short Hills, NJ 07078(4)	19,161,105	7.8%
Oaktree Capital Management, LLC 333 South Grand Ave. 28th Floor, Los Angeles, CA 90071(5)	14,131,785	5.8%
Directors
Anthony (Cob) W. P. Stenham	23,742	*
Barry R. Elson(6)	355,250	*
William J. Connors(7)	229,688	*
John H. Duerden(8)	229,688	*
Marnie S. Gordon(9)	234,688	*
Michael Grabiner(10)	229,688	*
Donald S. La Vigne(11)	229,688	*
Michael J. McGuiness(12)	229,688	*
Steven R. Skinner(13)	229,688	*
Executive officers who are not directors
Eric J. Tveter(14)	131,750	*
Neil R. Smith	15,321	*
Stephen S. Cook	16,820	*
All directors and officers as a group	2,155,699	*

*
Less than 1%

(1)
Applicable percentage of ownership is based on 245,080,629 shares outstanding as of April 5, 2005.

(2)
The information concerning W.R. Huff Asset Management is based solely on information disclosed by William R. Huff in a Schedule 13D Amendment No. 1 filed with the SEC on March 25, 2005. W.R. Huff Asset Management, a Delaware limited liability company, and/or other limited partnerships and limited liability companies affiliated with W.R. Huff Asset Management for themselves and/or on behalf of separately managed accounts hold, in total, 39,668,133 shares of our common stock. W.R. Huff Asset Management is an investment manager with discretionary authority over separate accounts that own the shares. William R. Huff is the principal and president of W.R. Huff Asset Management. William R. Huff possesses sole power to vote and direct the disposition of all our securities held by or on behalf of the entities named above and/or the managed accounts, subject to internal screening and other securities law compliance procedures.

(3)
The beneficial ownership of Fidelity Management & Research Co. listed above is based on a Schedule 13G amendment filed with the SEC by FMR Corp., the parent of Fidelity Management & Research Co., on February 14, 2005.

(4)
The shares beneficially owned by Franklin Mutual Advisors, LLC, or FMA are held by open or closed-end investment companies or other management accounts which are advised by FMA, an investment adviser registered under the Investment Advisers Act of 1940. FMA is an indirect wholly owned subsidiary of Franklin Resources, Inc., or FRI, a diversified financial service organization. Investment advisory agreements between FMA and these investment companies or management accounts grant to FMA all investment and voting power over the Telewest common stock held by those entities. Neither FRI nor FMA have any interest in dividends or proceeds from the sale of the shares and they disclaim beneficial ownership of any of the shares. The beneficial ownership of FMA is based on a Schedule 13G filed with the SEC by FMA on February 14, 2005.

(5)
The beneficial ownership of Oaktree Capital Management, LLC is based on a Schedule 13G filed with the SEC on February 11, 2005.

(6)
Includes options to purchase 355,250 shares of common stock that are exercisable within 60 days after the date hereof.

(7)
Includes options to purchase 229,688 shares of common stock that are exercisable within 60 days after the date hereof.

(8)
Includes options to purchase 229,688 shares of common stock that are exercisable within 60 days after the date hereof.

(9)
Includes options to purchase 229,688 shares of common stock that are exercisable within 60 days after the date hereof.

(10)
Includes options to purchase 229,688 shares of common stock that are exercisable within 60 days after the date hereof.

(11)
Includes options to purchase 229,688 shares of common stock that are exercisable within 60 days after the date hereof.

(12)
Includes options to purchase 229,688 shares of common stock that are exercisable within 60 days after the date hereof.

(13)
Includes options to purchase 229,688 shares of common stock that are exercisable within 60 days after the date hereof.

(14)
Includes options to purchase 125,000 shares of common stock that are exercisable within 60 days after the date hereof.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC, and with the exchange on which our common stock trades, initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% beneficial owners are required by the SEC's regulations to furnish us with a copy of all Section 16(a) forms and reports they file.

        To our knowledge, based solely on a review of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2004, our officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them except matters exempted from disclosure under this item by reason of the transition relief granted by the SEC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        W.R. Huff Asset Management Co., L.L.C. (referred to in this section as "W.R. Huff"), Fidelity Management and Research Co., Franklin Mutual Advisers, LLC and Oaktree Capital Management, LLC each own beneficially, directly or indirectly, more than 5% of our outstanding common stock. Each of Angelo Gordon & Co. L.P. and Liberty Media Corporation was the beneficial owner of more than 5% of our outstanding common stock during 2004 but is no longer a 5% beneficial owner. Fidelity Management and Research Co., Franklin Mutual Advisers LLC, Oaktree Capital Management, LLC and Angelo Gordon were members of the ad hoc committee of noteholders of Telewest Communications' and its finance subsidiary's then outstanding notes and debentures, referred to as the bondholder committee. The members of the bondholder committee and W.R. Huff were parties to a term sheet pursuant to which the restructuring of Telewest Communications was effected. Each of the selling shareholders entered into a voting agreement with Telewest Communications to vote in favor of the restructuring. In connection with its financial restructuring, Telewest Communications paid certain compensation for and fees and expenses of W.R Huff, Liberty Media and the members of the bondholder committee, equaling approximately £21 million. Telewest had not made any payment to these parties.

        William J. Connors and Michael J. McGuiness, each of whom is a director of Telewest, are employees of W.R Huff.

Director Designation

        Almost all of our current directors were originally designated by members of the bondholder committee and W.R Huff prior to completion of the financial restructuring in July 2004. None of these parties have any further rights in respect of the election of directors or the appointment of executive officers.

Registration Rights Agreement

        In connection with the financial restructuring, we entered into a registration rights agreement for the benefit of all persons whose resales of our common stock received in the financial restructuring may be subject to the limitations of Rule 145 under the Securities Act, which included W.R Huff, Liberty Media and the members of the bondholder committee. These persons are referred to in this section as "Holders." Any person who delivers to us a written statement indicating that such a person could reasonably be considered an "underwriter" under Rule 145 under the Securities Act of shares of our common stock transferred to that person in connection with the financial restructuring and who delivers to us an executed joinder agreement can become a party to the registration rights agreement and therefore a Holder (unless our counsel opines that that person should not be considered to be an underwriter).

        Pursuant to the registration rights agreement, we filed a shelf registration statement for our shares of common stock held by Holders so as to permit the offer and sale to the public of those shares. We will keep the shelf registration statement effective until the earlier of:

  •
  the date that all Holders have disposed of all of our shares of common stock that they hold; and

  •
  two years from the effectiveness of the Telewest Communications financial restructuring

        We also granted to (i) each Holder that beneficially owned at least 5% of our common stock outstanding immediately after the financial restructuring and (ii) any group of Holders beneficially owning in aggregate at least 5% of our outstanding shares of common stock immediately after the financial restructuring, the right to cause us to file, at our expense, registration statements under the Securities Act, covering resales of the shares of Telewest common stock held by them. In each case, the aggregate value of the shares being registered is required to be at least $15 million and the number of shares covered thereby is required to be at least 3% of the number of outstanding shares of Telewest common stock. The right to cause us to file a registration statement is not exercisable if the shelf registration statement is still effective, except in connection with an underwritten offering.

        We also granted customary "piggy back" registration rights under the registration rights agreement, which gives Holders the right to require us to include all or a portion of their shares in a registration of common stock proposed by us under the Securities Act. In addition, we will provide customary indemnification and contribution obligations with respect to liabilities that Holders may become subject to in connection with the rights granted under the registration rights agreement.

        The registration rights agreement terminated on the later of (i) the date that the Holders could sell their shares of our common stock free of any volume limitations imposed by Rule 144 and Rule 145 under the Securities Act and (ii) the date that all Holders have disposed of all of their shares of our common stock. In addition, beginning on the second anniversary of the effective date of the financial restructuring, the rights of any Holder will terminate (and that person will cease to be a party to the registration rights agreement) on the date that that person (together with its affiliates) beneficially owns shares of our common stock that constitute less than 1% of the outstanding Telewest common stock.

Prior Relationships of Liberty Media with Telewest Communications

        Liberty Media was a party to a relationship agreement with Telewest Communications, pursuant to which it had certain rights in relation to its shareholding in Telewest Communications. Telewest Global, Inc. was not a party to the relationship agreement, and the relationship agreement was terminated in connection with the financial restructuring of Telewest Communications (although the prohibition of certain dispositions contained in the relationship agreement was restated in Liberty Media's voting agreement, as described below).

        In addition, the articles of association of Telewest Communications provided Liberty Media with the rights to appoint three persons to the Telewest Communications board of directors for so long as they owned not less than 12.5% of Telewest Communications' ordinary shares in issue, or two persons to the board for so long as they owned not less than 5% of Telewest Communications' ordinary shares in issue. Liberty Media informed Telewest Communications that it was withdrawing its three non-executive directors from the board of directors of Telewest Communications on July 17, 2002. Liberty Media does not have any right to appoint members of the board of directors of Telewest.

        On June 12, 2002, an affiliate of Liberty Media launched a tender offer for certain of the then outstanding notes and debentures to Telewest Communications. Telewest Communications issued a response to the tender offer indicating that it was unable to take a position on the tender offer because it was unable to determine whether the tender offer was beneficial or detrimental to the holders of such notes and debentures. The tender offer was terminated on July 17, 2002. All the notes and debentures that were subject to the tender offer were cancelled in connection with the financial restructuring of Telewest Communications.

Former Prohibition on Certain Dispositions

        Pursuant to a voting agreement entered into by Liberty Media in respect of the financial restructuring, Telewest and its subsidiaries were prohibited from disposing of shares or assets of designated subsidiaries involved in the construction, development, management and operation of cable television and communications networks without the prior written consent of Liberty Media. This prohibition terminated in accordance with the terms of the voting agreement on January 1, 2005. In aggregate, these subsidiaries account for a material portion of Telewest's business.

        The prohibition is substantially similar to that contained in the relationship agreement between Liberty Media and Telewest Communications, which was terminated in connection with the financial restructuring of Telewest Communications.

STOCKHOLDER PROPOSALS

        Proposals of stockholders intended to be presented at the 2006 annual meeting pursuant to Rule 14a-8 under the Exchange Act must be received by our Secretary at 160 Great Portland Street, London W1W 5QA, UK or before December 12, 2005 to be considered for inclusion in our proxy statement and form of proxy relating to that meeting. Rules of the SEC set forth standards for the exclusion of some stockholder proposals from a proxy statement for an annual meeting.

        Pursuant to the advance notice requirements set forth in Article II, Section 4 of our by-laws, we will consider notices of stockholder proposals to be brought before the 2006 annual meeting submitted outside the processes of Rule 14a-8 under the Exchange Act to be timely if we receive such notices not less than 75 days nor more than 90 days prior to the first anniversary of the 2005 annual meeting of stockholders. However, if the date of the 2006 annual meeting is advanced more than 30 days prior to, or delayed by more than 30 days after, the anniversary of the 2005 annual meeting, we will consider notices of stockholder proposals to be timely if we receive them not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting is first given or made, whichever first occurs. You must be a stockholder of record on the date you give the notice and on the record for the determination of stockholders entitled to notice of, and to vote at, the annual meeting.

        The stockholder's notice must set forth as to each matter the stockholder proposes to bring before the annual meeting:

  •
  a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

  •
  the name and record address of the stockholder proposing the business;

  •
  the class or series and number of shares of our capital stock which are owned beneficially or of record by the stockholder;

  •
  a description of all arrangements or understandings between such stockholder and any other person or persons (including their name) in connection with the proposal of such business and any material interest of the stockholder in such business; and

  •
  a representation that such stockholder intends to appear in person or by proxy at the meeting to bring the business before the meeting.

        The proposal or notice should be directed to the attention of the Secretary.

        No business proposed by a stockholder will be conducted at the annual meeting except business brought before the meeting in accordance with the procedures set forth in Article II, Section 4 of our by-laws and summarized above. An officer of ours presiding at the meeting shall, if the facts warrant, determine and declare to the meeting that the business was not properly brought before the meeting in accordance with the provisions of Article II, Section 4 of our by-laws, and if the officer so determines, the officer shall declare to the meeting that any such business not properly brought to the meeting shall not be transacted.

FORM 10-K

        Our annual report on Form 10-K for the fiscal year ended December 31, 2004 is being mailed together with this proxy material. We will also mail without charge, upon written request, a copy of such annual report, including the financial statement schedules and list of exhibits, and any particular exhibit specifically requested. Requests should be sent to Telewest Global, Inc., 1105 North Market Street, Suite 1300, Wilmington, Delaware 19801 Attn: Secretary.

OTHER BUSINESS

        The board of directors is not aware of any other matters other than those set forth in this proxy statement that will be presented for action at the annual meeting and does not intend to bring any other matters before the annual meeting. However, if any other matters should properly come before the annual meeting, or at any adjournments or postponements of the meeting, it is the intention of the persons named in accompanying proxy to vote on such matters as they, in their discretion, may determine.

        By order of the Board of Directors

        Anthony (Cob) W. P. Stenham
Chairman

April 11, 2005

APPENDIX A
AUDIT COMMITTEE CHARTER

Statement of Purpose

        The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Telewest Global, Inc. (the "Corporation") is to: (a) oversee the accounting and financial reporting processes of the Corporation and audits of the financial statements of the Corporation; (b) prepare a report for inclusion in the Corporation's Annual Proxy Statement in compliance with applicable federal securities laws; and (c) assist the Board to oversee:

  •
  the integrity of the Corporation's financial statements and the appropriateness of the Corporation's accounting policies and procedures;

  •
  the external auditor's qualifications and independence;

  •
  the performance of the Corporation's internal audit function and external auditor; and

  •
  the sufficiency of the external auditor's review of the Corporation's financial statements.

        While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. It is the duty of the Committee to conduct investigations, as necessary, and to resolve disagreements, if any, between management and the external auditor.

Charter

        This Charter has been adopted and approved by the Board and may be amended by the Board from time to time in compliance with applicable laws, rules and regulations, including the applicable rules of the Securities and Exchange Commission and the Nasdaq Marketplace Rules (collectively, "Applicable Rules"). On an annual basis, the Committee shall review and reassess the adequacy of this Charter and evaluate the Committee's performance, and in either case submit a summary of its evaluation to the Board and to the Executive and Nominating Committee in connection with its assessment of the Committee's composition and recommend to the Board any changes that the Committee deems necessary or appropriate. A copy of the Charter will be attached as an appendix to the Corporation's annual proxy statement at least once every three years.

Committee Membership

        The Committee shall consist of at least three directors, all of whom shall be independent, as affirmatively determined by the Board in accordance with Applicable Rules, in each case having no relationship to the Corporation that may interfere with the exercise of a Committee member's independence from management and the Corporation. The Corporation shall disclose the basis on which the Board made such determination in the Corporation's annual proxy statement as required by Applicable Rules.

        Each Committee member shall be financially literate as required by Applicable Rules. At least one Committee member shall be a financial expert having such accounting or related financial management expertise as required by Applicable Rules.

        The Executive Committee shall recommend candidates for membership on the Committee. Candidates shall be appointed to the Committee by the Board. One Committee member shall be designated by the Board as the Chairman of the Committee, and in the Chairman's absence, or in the event the Board has not appointed a Committee Chairman, a majority of the members of the

Committee may designate another member of the Committee to act as interim chairman. The Board may remove or replace a Committee member at any time.

        The Chief Financial Officer of the Corporation shall be the member of management to serve in a liaison capacity with respect to the Committee.

        The only compensation a Committee member may receive from the Corporation shall be compensation determined by the Board (or the Compensation Committee) in compliance with Applicable Rules.

        At its discretion, the Committee shall have direct access to the external auditor, general counsel, controller, Director of Risk and Control, members of the internal audit staff, and any other employee of the Corporation. All employees will be directed to cooperate in providing any information as requested by members of the Committee.

        The Committee shall have the authority to engage independent counsel and other advisers as it determines necessary or advisable to carry out its duties, and may, as it deems appropriate, obtain outside advice and assistance from legal, accounting and other advisors. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any such advisors and for the Committee's ordinary administrative expenses that are necessary or appropriate in carrying out its duties.

Meetings

        The Committee will meet at least as frequently as required by Applicable Rules. Additional meetings may be called by the Chairman of the Committee, a majority of the members of the Committee or the Secretary of the Corporation whenever circumstances warrant. The Corporation shall provide prior notice for any meeting of the Committee to the Committee members.

        The Committee shall receive from management the Corporation's financial results each quarter as well as an oral report from the external auditor describing their SAS 100 review and any other reports required to be prepared or filed under Applicable Rules. The Committee shall direct management and the external auditor to communicate directly to the Committee any significant matters required to be discussed under SAS 61, as amended, each quarter.

        Officers and employees of the Corporation, as well as representatives of the external auditor, may be asked to attend meetings of the Committee by the Chairman or a member of the Committee. The Committee may meet without non-committee members for all or any portion of a meeting at the request of the Chairman or a member of the Committee.

        A majority of the members of the Committee shall constitute a quorum for the transaction of business. Committee members may attend meetings in person, by conference call or through other means by which each member may hear and be heard by each other member, and the Committee may also act by written consent.

Authority and Specific Duties

        Without in any way limiting any additional authority required to be granted to the Committee, or any additional responsibilities required to be performed by the Committee, under Applicable Rules, the Committee is granted the authority, and is required to perform, the specific duties and responsibilities enumerated below.

  External Auditor Retention and Oversight

        1.     The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the external auditor of the Corporation, including resolution of disagreements between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation. Subject to Applicable Rules for stockholder consent, the Committee shall have the sole authority to retain and replace the Corporation's external auditor, and it shall approve all audit engagement fees and terms and any significant non-audit relationships with the external auditor. The external auditor shall report directly to the Committee, and to the extent the Committee deems it necessary or appropriate, the Committee shall meet with the external auditor without the presence of the Corporation's management. The Corporation shall provide appropriate funding for payment of compensation to the external auditor, as determined by the Committee.

        2.     The Committee shall obtain annually from the external auditor a written list of all of the external auditor's relationships with, and professional services provided to, the Corporation and its related entities, as required by Independence Standards Board Standard No. 1, Independence Discussions With Committees, or other Applicable Rules. The Committee shall actively engage in a dialogue with the external auditor with respect to any relationships or services that may impact the objectivity and independence of the external auditor.

        3.     The Committee shall evaluate the qualifications, performance and independence of the external auditor and the lead partner of the external audit team, taking into account the opinions of management and the internal auditors. In this context to the extent the Committee deems it desirable or appropriate, the Committee should consider whether the external auditor's quality controls are adequate and whether the provision of non-audit services, if any, is compatible with maintaining the external auditor's independence. The Committee shall present its conclusions to the Board and take such additional actions as it deems appropriate to satisfy itself of the qualifications, performance and independence of the Corporation's external auditor.

        4.     The Committee shall, and shall have sole authority to, pre-approve (A) all audit services and (B) non-audit services, which means any professional services provided to the Corporation by the external auditor other than those provided to the Corporation in connection with an audit or a review of the financial statements of the Corporation, in either case to be provided to the Corporation by the external auditor as required by and to the extent permissible under Applicable Rules. The Committee may adopt a formal pre-approval policy. The Committee may delegate pre-approval authority to one or more members of the Committee.

        5.     The Committee shall be responsible for overseeing compliance by the Corporation and the external auditor with the requirements imposed by the Public Corporation Accounting Oversight Board (the "Oversight Board"). The Committee should request and receive assurances from the external auditor that it has complied with Section 10A of the Securities Exchange Act of 1934, the rules and policies of the Oversight Board and all other Applicable Rules.

        6.     The Committee shall require the external auditor to rotate the lead audit partner at least every five years as necessitated under Applicable Rules.

        7.     The Committee shall set clear policies regulating the hiring of any employees or former employees of the external auditor.

  Performance of Audit

        8.     The Committee shall review with the external auditor, and approve, the scope of their examination prior to the initiation of the audit. The Committee shall confirm with the external auditors that the examination is in accordance with U.S. generally accepted auditing standards.

        9.     To the extent required by Applicable Rules or as the Committee otherwise deems appropriate, the Committee shall inquire as to the extent to which external accountants other than the principal external auditor are used and understand the rationale for using them and the extent of the review of their work to be performed by the principal external auditor.

        10.   The Committee shall timely obtain and review reports from the external auditor relating to its performance of the audit, in accordance with Applicable Rules.

        11.   The Committee shall discuss with the external auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

        12.   The Committee shall review with the external auditor any audit problems or difficulties, and management's response thereto, including whether there were any restrictions on the scope of the external auditor's activities or on access to requested information or any significant disagreements with management. To the extent required by Applicable Rules or as the Committee otherwise deems appropriate, the Committee should discuss with the external auditor whether there were any accounting or disclosure issues not resolved to the satisfaction of the external auditor.

        13.   To the extent required by Applicable Rules or as the Committee otherwise deems appropriate, the Committee should review with the external auditors material written communications between the external auditor and management regarding any management letter, internal control letter or schedule of unadjusted differences.

  Disclosure and Financial Reporting

        14.   The Committee shall review, and discuss with management and the external auditor, the Corporation's financial statements and other statements contained in the annual report on Form 10-K and in quarterly reports on Form 10-Q. The Committee shall recommend to the Board whether the audited financial statements should be included in the Corporation's annual report on Form 10-K.

        15.   To the extent required by Applicable Rules or as the Committee otherwise deems appropriate, the Committee should review any required management internal control report prior to its inclusion in the Corporation's annual report on Form 10-K.

        16.   The report of the Committee and other required disclosure items related to the Committee and the external auditor shall be prepared and included in the annual proxy materials in accordance with Applicable Rules.

        17.   The Committee shall discuss earnings press releases in accordance with Applicable Rules.

        18.   The Committee shall review and discuss such financial reporting and disclosure items as required by Applicable Rules, including without limitation:

  •
  major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles, and major issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of material control deficiencies;

  •
  analyses prepared by management and/or the external auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

  •
  the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation;

  •
  with respect to each audit, a report from the external auditor relating to (1) all critical accounting policies and practices to be used in the audit, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Corporation, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the external auditor and (3) other material written communications between the external auditor and the management of the Corporation, such as any management letter or schedule of unadjusted differences; and

  •
  the certifications required from management under sections 302 and 906 of the Sarbanes-Oxley Act of 2002.

        19.   To the extent the Committee deems it desirable or appropriate, the Committee should review and discuss:

  •
  special purpose entities and off-balance sheet transactions;

  •
  the nature of any material correcting adjustments identified by the external auditor;

  •
  significant unusual transaction; and

  •
  the substance of any significant litigation, contingencies or claims that had, or may have, a significant impact on the financial statements.

        To the extent required by Applicable Rules, the Committee should address the above matters with the external auditors, management and the internal auditors, in each case separately or together as the Committee deems appropriate.

  Risk Management

        20.   The Committee shall review the Corporation's policies with respect to risk assessment and risk management, including guidelines and policies governing the process by which risk management is handled. To the extent the Committee deems it desirable or appropriate, the Committee should discuss the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures.

        21.   To the extent the Committee deems it desirable or appropriate, the Committee should address whether there are any matters (including matters affecting the independence of the external auditor) that should be discussed with the Committee that have not been raised or covered elsewhere.

  Oversight of Internal Audit Function and Internal Controls

        22.   The Corporation's internal audit staff shall receive direction from the Director of Risk and Control and the Chief Financial Officer of the Corporation. The Committee shall discuss with the Chief Financial Officer, the Director of Risk and Control, the internal audit staff and the external auditor, as appropriate, the internal audit function, the adequacy and scope of the annual internal audit plan, budget and staffing and any recommended changes in the planned scope of the internal audit function. The Committee shall have the authority to modify or supplement the internal audit plan. The Director of Risk and Control and other members of the internal audit staff may at any time, at their option or when so directed by the Committee, report on any matter directly to the Committee.

        23.   The Committee shall periodically review the work and performance of the internal audit staff.

        24.   The Committee shall review on an annual basis the adequacy of internal controls, steps adopted in light of material control deficiencies and significant internal control recommendations identified through the internal or external audit process.

        25.   To the extent the Committee deems it desirable or appropriate, the Committee should review and discuss with management and the external auditors the assessment of internal controls and the internal control report made by management and the attestation and report related to the assessment of internal controls by the external auditor, in each case as required by Applicable Rules.

  Whistleblowing

        26.   The Committee shall establish procedures for (A) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting matters, internal accounting controls, or auditing matters and (B) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

  General Compliance and Oversight

        27.   In performing its duties and in accordance with Applicable Rules, the Committee shall periodically meet separately with management, the internal audit staff and the external auditor.

        28.   The Committee shall report to the Board on a regular basis regarding the matters for which it has oversight.

        29.   The Committee shall have responsibility for reviewing, as appropriate, all transactions between the Corporation and related-parties, including any cases of conflicts of interest relating thereto, as required by Applicable Rules.

        30.   The Committee shall investigate, to the extent necessary or appropriate, any other matter brought to the Committee's attention that is within the scope of its duties.

        31.   The Committee shall have the authority to establish other rules and operating procedures in order to fulfill its obligations under this Charter and Applicable Rules.

APPENDIX B
EXECUTIVE AND NOMINATING COMMITTEE CHARTER

Statement of Purpose

        The Executive and Nominating Committee (the "Committee") of the Board of Directors (the "Board") of Telewest Global, Inc. (the "Corporation") shall discharge the duties of the Board, to the maximum extent provided by law, when it is impracticable for the full Board to meet and take action, as well as when the Board has specifically delegated to the Committee the authority to take certain actions, and may recommend to the Board changes in the Corporation's management, operations, strategy and business as the Committee determines necessary or appropriate. The Committee shall also have responsibility for recommending individuals for nomination to the Board and the various committees of the Board.

Committee Membership

        The Committee shall be comprised of at least three directors, each of whom shall meet the applicable independence requirements of the Nasdaq Marketplace Rules and any other applicable laws, rules or regulations. The members of the Committee shall be appointed by the Board and may be removed or replaced by the Board in its discretion. One Committee member shall be designated by the Committee to serve as the Chairman of the Committee, and in the event of the Committee Chairman's absence, or if the Committee has not appointed a Committee Chairman, a majority of the members of the Committee may designate another member of the Committee to act as chairman of any meeting. All members of the Board who are not members of the Committee shall be entitled (on a basis that is consistent with the functioning of the Committee and the objectives of the Corporation) to attend, as non-voting observers, any meetings of the Committee at which it will exercise the authority of the full Board as provided herein.

Structure and Meetings

        The Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this Charter. Meetings may be called by the Chairman of the Committee or a majority of the members of the Committee, as well as at the direction of a majority of the Board or the Chairman of the Board. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Committee members may attend meetings in person, by conference call or through other means by which each member may hear and be heard by each other member, and the Committee may also act by written consent. The Corporation shall provide prior notice of any meeting of the Committee to each of the Committee members and, in the case of meetings that they shall be entitled to attend as observers, to each other member of the Board.

        Minutes shall be kept for each meeting of the Committee. Copies of all minutes of Committee meetings shall be distributed to the Board at the first meeting thereof following the Committee meeting for which such minutes were prepared.

        The Committee shall have the authority to form, and delegate authority and responsibilities to, subcommittees when it deems appropriate. The Committee shall periodically review any such delegations and may revoke any such delegation at any time. At the discretion of the Committee, other members of the Board and any officer or employee of the Corporation may be invited to attend and participate in meetings of the Committee.

B-1

Responsibilities

Discharge Duties of the Board

        When it is impracticable for the full Board to meet and take action, the Committee shall have all of the authority of the full Board allowed by applicable law to discharge the duties of the Board. The Committee shall also have all of the authority of the full Board allowed by applicable law to discharge the duties that have been delegated by the Board.

        In discharging its responsibilities, the Committee shall have full access to any relevant records of the Corporation and any relevant employees of the Corporation.

Other Recommendations

        The Committee may make recommendations to the Board concerning the Company's management, operations, strategy or business that the Committee determines may be necessary or appropriate, including such matters as are not the exclusive province of any other Board committee or of the full Board under Delaware General Corporation Law Section 141 (c)(2).

Board and Committee Nominees

        The Committee shall establish criteria for Board membership, consistent with all applicable laws and regulations, and shall identify and screen candidates for nomination to the Board. The Committee shall review with the Board the background and qualifications of the Board members, as well as an assessment of the Board's composition in light of the Board's needs and objectives and the requirements of applicable laws and regulations.

        The Committee shall recommend to the Board director nominees for election at each meeting of stockholders at which directors are to be elected and recommend to the Board individuals to fill any vacancies on the Board that arise between such meetings.

        The Committee shall establish criteria for membership, consistent with all applicable laws and regulations, on each committee of the Board and recommend directors to the Board for appointment to such committees.

Advisors and Consultants

        The Committee shall have the authority to retain and terminate any search firm to be used to identify director candidates and shall have the authority to approve the search firm's fees and other retention terms. The Committee shall also have the authority to obtain advice and assistance from internal and external legal, accounting or other advisors in connection with the performance of its duties and responsibilities, the cost of which shall be borne by the Corporation. The Committee shall have the ultimate authority and responsibility to hire or terminate any outside consultant or other advisor engaged to assist the Committee in discharging its responsibilities and to approve the terms of any such engagement and the fees of any such consultant. The Committee may also require that any officer or other employee of the Corporation, the Corporation's outside legal counsel or any other person meet with any members of, or advisors or consultants to, the Committee.

B-2

APPENDIX C
TELEWEST GLOBAL, INC. LONG-TERM INCENTIVE PLAN

        1.    Purpose.    The purpose of the Telewest Global, Inc. Long-Term Incentive Plan (the "Plan") is to enhance the ability of the Company to attract, motivate, reward, and retain key employees, to strengthen their commitment to the success of the Company and to align their interests with those of the Company's shareholders by providing additional compensation to designated key employees of the Company and its subsidiaries based on the achievement of Performance Objectives. To this end, the Plan provides a means of rewarding Participants based on the performance of the Company during the Performance Period.

        2.    Administration.    The Plan shall be administered by the Committee. The Committee shall have full authority:

  (i)
  to establish the rules and regulations relating to the Plan;

  (ii)
  to interpret the Plan and those rules and regulations;

  (iii)
  to select Participants in the Plan;

  (iv)
  to determine the Performance Objectives;

  (v)
  to calculate the total amount of the bonus pool and the amounts to be received by Participants in the Plan (rounding such amounts as it deems appropriate);

  (vi)
  to decide the facts in any case arising under the Plan; and

  (vii)
  to make all other determinations and to take all other actions necessary or appropriate for the proper administration of the Plan, including the delegation of such authority or power, where appropriate.

        The Committee's administration of the Plan, including all such rules and regulations, interpretations, selections, determinations, approvals, decisions, delegations, amendments, terminations and other actions, shall be final, binding and conclusive on the Company, its stockholders and all persons having or claiming an interest under the Plan. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made with respect to the Plan or any transaction hereunder, and the Company hereby agrees to indemnify each member of the Committee, to the maximum extent permitted by applicable law, for any such action, failure to act, determination or interpretation.

        3.    Eligible Employees.    Participation in the Plan shall be limited to those key management employees of the Company and its subsidiaries selected by the Committee to participate in the Plan. The Committee may designate any of such employees to participate in the Plan at the Effective Date and from time to time thereafter, and, upon such designation, an employee so designated shall become a Participant.

        4.    Determination of Performance Objectives.    The Committee shall establish the Performance Objectives not later than the Effective Date.

        5.    Payments Pursuant to the Bonus Pool.

        (a)    Creation of Bonus Pool.    The satisfaction of the Performance Objectives shall result in the creation of a bonus pool. The Committee shall establish minimum criteria below which no bonus pool shall be created and may (but shall not be obligated to) establish a maximum bonus pool.

        (b)    Entitlement to Payment; Effect of Termination of Employment.    Unless the Committee determines otherwise, (i) in order to receive any payment under the Plan, a Participant must remain continuously employed by the Company or one or more of its subsidiaries from the date on which he or she becomes a Participant in the Plan through the Payment Date, and (ii) upon termination of a Participant's employment, the Participant shall cease to be a Participant in the Plan.

        (c)    Timing of Payment.    As soon as practicable after December 31, 2007, the Committee shall review the Company's performance and certify in writing the extent to which the Performance Objectives have been achieved and the total amount of the bonus pool. Payments under the Plan, less applicable withholding taxes, shall be made as soon as practicable following the Committee's certification described in the preceding sentence but in no event later than March 15, 2008 (the "Payment Date").

        (d)    Amount of Payment.    The amount of the payment to each Participant entitled to receive payment under the Plan shall be determined as follows:

Step 1:	The amount of a full share of the bonus pool (each such share, a "Full Bonus Pool Share") shall be determined by dividing the total amount of the bonus pool by the total number of employees who have ever been designated as Participants in the Plan (determined without regard to the actual number of Participants in the Plan as of the Payment Date).
Step 2:	Each Participant in the Plan who remains a Participant from the Effective Date through the Payment Date shall be entitled to receive a Full Bonus Pool Share.
Step 3:
Each Participant in the Plan who becomes a Participant in the Plan after the Effective Date and who remains a Participant from the date of commencement of participation through the Payment Date shall be entitled to receive a Pro Rata Bonus Pool Share; provided, that the Committee may, in its sole and absolute discretion, elect to pay any such Participant a Full Bonus Pool Share rather than a Pro Rata Bonus Pool Share. The amount of any such Participant's "Pro Rata Bonus Pool Share" shall be determined by multiplying the amount of a Full Bonus Pool Share by a fraction, the numerator of which is the total number of days from the Participant's commencement of participation in the Plan through December 31, 2007, and the denominator of which is 1,095 (such fraction, the "Pro-Ration Factor").
Step 4:
The excess of the amount of a Full Bonus Pool Share over the amount of each Pro Rata Bonus Pool Share shall be calculated separately and then aggregated (such aggregate excess amount, the "Aggregate Excess Amount"), and each Participant who is entitled to receive a Full Bonus Pool Share or a Pro Rata Bonus Pool Share shall also be entitled to receive a portion of the Aggregate Excess Amount determined by multiplying the Aggregate Excess Amount by a fraction, (x) the numerator of which is (A) in the case of a Participant who receives a Full Bonus Pool Share, one, and (B) in the case of a Participant who receives a Pro Rata Bonus Pool Share, the Pro-Ration Factor used to determine his or her Pro Rata Bonus Pool Share, and (y) the denominator of which is the sum of (A) the total number of Participants entitled to receive a Full Bonus Pool Share and (B) the Pro-Ration Factors determined pursuant to Step 3 with respect to each Participant who is entitled to receive a Pro Rata Bonus Pool Share.

Step 5:	Any amount of the bonus pool in excess of the aggregate amount payable to the Participants pursuant to Steps 2, 3 and 4 shall not be paid under the Plan but shall instead be forfeited to the Company.

        An example of a calculation pursuant to this Section 5(d) is attached to the Plan for illustrative purposes only (and based on the assumptions contained therein).

        (e)    Form of Payment.    Payments under the Plan shall be paid in the form of cash or Common Stock, or a combination thereof, in the discretion of the Committee. If payments under the Plan are to be paid in the form of Common Stock, then the number of such shares shall be determined by dividing the portion of the payment to be so paid by the arithmetic mean of the Fair Market Value of a share of Common Stock for the trading days in December, 2007. A maximum of 1,000,000 shares of Common Stock may be issued under the Plan, and, in the event that the number of shares of Common Stock authorized to be issued hereunder is insufficient to make payments under the bonus pool in full, any amount of the bonus pool not satisfied in shares of Common Stock shall be satisfied in cash. Prior to the issuance of any shares of Common Stock under the Plan, the Company shall obtain the approval of the share issuance by the stockholders of the Company.

        6.    Effect of Acceleration Event.    The Committee shall have the sole and absolute discretion to determine the effect of an Acceleration Event under the Plan. Such effect may include, but shall not be limited to, (i) termination of the Plan without making any payments hereunder, (ii) establishment of, and payment under, a bonus pool based on the satisfaction of the Performance Objectives through the date of the Acceleration Event (using such assumptions and approximations as the Committee shall select), (iii) adjustment of the Performance Objectives pursuant to Section 7 and continuation of the Plan following the Acceleration Event, (iv) limitation on the number of Participants who may be added to the Plan after the Acceleration Event and (v) modifying the provisions of the Plan relating to termination of employment. For avoidance of doubt, the Committee may terminate the Plan without making any payments hereunder even if the Performance Objectives have been satisfied in whole or in part as of the date of the Acceleration Event. Any action taken pursuant to this Section 6 shall be taken prior to the consummation of the Acceleration Event and shall be final, binding and conclusive on all persons having or claiming an interest under the Plan.

        7.    Adjustments.    The Committee may provide for the manner in which performance will be measured against the Performance Objectives to reflect the impact of specified corporate transactions (such as (i) a stock split or stock dividend or other change in capitalization or (ii) the acquisition or disposition of one or more business units), special charges, accounting or tax law changes, restatements or other extraordinary or nonrecurring events. Such provision may be made at any time prior to the final determination as to whether the Performance Objectives have been satisfied.

        8.    Amendment or Termination.    The Committee may amend or terminate the Plan at any time in its discretion; provided, however, that, (i) except as set forth in Section 6, no amendment or termination of the Plan may affect the rights of any Participant in the Plan as of the date of such action and (ii) any increase in the number of shares of Common Stock authorized to be issued hereunder, and any other amendment of the Plan for which stockholder approval is required, shall be subject to the approval of the stockholders of the Company.

        9.    Miscellaneous Provisions

        (a)   This Plan shall inure to the benefit of and be binding upon the Company and all Participants and their respective heirs, executors, personal representatives, estates, successors (including, without limitation, by way of merger) and permitted assigns. The rights of Participants under the Plan shall not be sold, transferred or otherwise disposed of other than by will or by the laws of descent and distribution.

        (b)   The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund, or to make any other segregation of assets, to assure payment hereunder.

        (c)   The Company shall have the right to deduct from payments hereunder any taxes or other amounts required by law to be withheld. Each Participant entitled to any payment hereunder shall make arrangements satisfactory to the Company to pay all tax liabilities arising hereunder.

        (d)   Nothing contained in the Plan shall limit or affect in any manner or degree the normal and usual powers of management, exercised by the officers and the Board or committees thereof, to change the duties or the character of employment of any employee of the Company or any of its subsidiaries or to remove the individual from the employment of the Company or any of its subsidiaries at any time, all of which rights and powers are expressly reserved.

        (e)   Nothing in the Plan shall be interpreted or construed to confer upon a Participant any right with respect to continuance of employment by the Company or any of its subsidiaries, nor shall the Plan interfere in any way with the right of the Company or any of its subsidiaries to terminate a Participant's employment at any time. The transfer of a Participant's employment from the Company to a subsidiary of the Company (or vice versa) shall not constitute a termination of employment for purpose of the Plan and shall have no effect on the rights and obligations of the Company and any Participant under the Plan.

        (f)    Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

        10.    Definitions.

        (a)   "Acceleration Event" shall have the meaning set forth in the Company's 2004 Stock Incentive Plan.

        (b)   "Board" shall mean the Board of Directors of the Company.

        (c)   "Committee" shall mean the Compensation Committee of the Board or such other committee appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

        (d)   "Common Stock" shall mean the common stock, par value $0.01 per share, of the Company, and any other securities into which such shares are changed or for which such shares are exchanged.

        (e)   "Company" shall mean Telewest Global, Inc. and any successor to Telewest Global, Inc. by merger, consolidation or otherwise.

        (f)    "Effective Date" shall mean February 3, 2005.

        (g)   "Fair Market Value" shall have the meaning set forth in the Company's 2004 Stock Incentive Plan.

        (h)   "Participant" shall mean a key management employee of the Company or any of its subsidiaries selected by the Committee to participate in the Plan.

        (i)    "Payment Date" shall have the meaning set forth in Section 5(c).

        (j)    "Performance Objectives" shall mean those performance criteria in respect of the Performance Period as established by the Committee.

        (k)   "Performance Period" shall mean the three-year period commencing on January 1, 2005 and ending on December 31, 2007.

        In addition, the following terms have the meaning set forth in Section 5(d): "Aggregate Excess Amount," "Full Bonus Pool Share," "Pro Rata Bonus Pool Share," and "Pro-Ration Factor."

Example under the Telewest Global, Inc. Long-Term Incentive Plan

Assumptions:

  •
  Eight employees are designated as Participants on the Effective Date, and, of these eight Participants, the employment of two Participants is terminated prior to the Payment Date. The remaining six Participants are employed on the Payment Date.

  •
  One employee is added as a Participant after the Effective Date but his or her employment is terminated prior to the Payment Date.

  •
  One employee ("Employee 10") is added as a Participant on January 1, 2006, and another employee ("Employee 11") is added as a Participant on July 1, 2007. Both of these Participants are employed on the Payment Date.

  •
  The total amount of the bonus pool is £1.5 million.

Calculations:

        Based on the foregoing assumptions, payments of the bonus pool would be calculated as follows:

Step 1:	A Full Bonus Pool Share is equal to £136,363 (determined by dividing £1.5 million by 11).
Step 2:	Each of the six Participants who remain employed from the Effective Date through the Payment Date would be entitled to receive £136,363, the amount of a Full Bonus Pool Share.
Step 3:
The amount of the Pro Rata Bonus Pool Share with respect to Employee 10 would be £90,909 (£136,363 multiplied by a Pro-Ration Factor of 0.666667 (730/1095)). The amount of the Pro Rata Bonus Pool Share with respect to Employee 11 would be £22,914 (£136,363 multiplied by a Pro-Ration Factor of 0.168037 (184/1095)).
Step 4:
£158,903, the sum of the excess of the amount of a Full Bonus Pool Share over the amount of each of the Pro Rata Bonus Pool Shares payable to Employee 10 and Employee 11, would be reallocated as follows:
£23,249 to each of the six Participants who received Full Bonus Pool Shares (£158,903 multiplied by (1 divided by 6.834704)) (6.834704 being the sum of 6, 0.666667, and 0.168037);
£15,500 to Employee 10 (£158,903 multiplied by (0.666667 divided by 6.834704)); and
£3,907 to Employee 11 (£158,903 multiplied by (0.168037 divided by 6.834704)).
Step 5:	£409,096, the excess of the total bonus pool over the amounts determined pursuant to Steps 2, 3 and 4, would be forfeited to the Company.
(Note: The foregoing calculations do not take into account reductions for payment of all applicable withholding taxes.)

TELEWEST GLOBAL, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
2005 ANNUAL MEETING OF STOCKHOLDERS—MAY 9, 2005

        The undersigned hereby appoints Anthony (Cob) W.P. Stenham, Barry R. Elson and Neil R. Smith, and each of them, with full power of substitution, for and in the name of the undersigned, to vote all shares of common stock, par value U.S. $0.01 per share, of Telewest Global, Inc., a Delaware corporation (the "Company"), that the undersigned would be entitled to vote if personally present at the 2005 Annual Meeting of Stockholders, to be held at the offices of Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, New York 10004-1980 on Monday, May 9, 2005 at 10:00 A.M. local time and at any adjournments or postponements thereof, upon the matters described in the Notice of Annual Meeting and Proxy Statement dated April 11, 2005, receipt of which is hereby acknowledged, subject to any direction indicated on the reverse side of this card and upon any other business that may properly come before the meeting or any adjournments or postponements thereof, hereby revoking any proxy heretofore executed by the undersigned to vote at said meeting.

        This proxy is being solicited by the Board of Directors of Telewest Global, Inc. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES IDENTIFIED IN PROPOSAL 1, "FOR" EACH OF PROPOSALS 2 AND 3, AND, WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

TELEWEST GLOBAL, INC. P.O. BOX 11212 NEW YORK, N.Y. 10203-0212

(CONTINUED AND TO BE MARKED, DATED
AND SIGNED ON REVERSE SIDE)

*DETACH PROXY CARD HERE*

Please sign, date and return this proxy card in the enclosed postage prepaid envelope.	☒ Votes must be indicated (x) in Black or Blue ink.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 and 3.

1.
Election of Class I Directors

FOR the nominees listed below (except as noted in the "instruction")	☐	WITHHOLD AUTHORITY to vote for the nominees listed below	☐

NOMINEES: Class I—Barry R. Elson and Michael J. McGuiness

Instruction: To withhold authority from any individual nominee, write the nominee's name on the line provided below.

		FOR	AGAINST	ABSTAIN
2.	Ratification of the appointment of KPMG Audit Plc to serve as the Company's independent auditors for the year ending December 31, 2005.	☐	☐	☐
3.	Approval of the Telewest Global, Inc. Long-Term Incentive Plan.	☐	☐	☐
	I/WE PLAN TO ATTEND THE MEETING			☐
	To change your address, please mark this box.			☐
	To include any comments, please mark this box.			☐

SCAN LINE

Date	Share Owner sign here	Co-Owner sign here

NOTE: Please date and sign this proxy card exactly as your name appears hereon. In the case of joint owners, each joint owner should sign. When signing in a fiduciary or representative capacity, please give your full title. If this proxy card is submitted by a corporation or partnership, it should be executed in the full corporate or partnership name by a duly authorized person.

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TABLE OF CONTENTS
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF KPMG AUDIT PLC AS OUR INDEPENDENT AUDITORS
PROPOSAL 3 APPROVAL OF TELEWEST GLOBAL, INC. LONG-TERM INCENTIVE PLAN
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
STOCK PERFORMANCE GRAPH
Comparsion of Cumulative Total Return Among Telewest, Nasdaq Composite Index and Peer Group Index
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCKHOLDER PROPOSALS
FORM 10-K
OTHER BUSINESS
APPENDIX A AUDIT COMMITTEE CHARTER
APPENDIX B EXECUTIVE AND NOMINATING COMMITTEE CHARTER
APPENDIX C TELEWEST GLOBAL, INC. LONG-TERM INCENTIVE PLAN
TELEWEST GLOBAL, INC. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS—MAY 9, 2005